UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21593
Kayne Anderson MLP Investment Company
(Exact name of registrant as specified in charter)

717 Texas Avenue, Suite 3100, Houston, Texas	77002

(Address of principal executive offices)	(Zip code)
David Shladovsky, Esq.
KA Fund Advisors, LLC, 717 Texas Avenue, Suite 3100, Houston, Texas 77002

(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 493-2020
Date of fiscal year end: November 30, 2010
Date of reporting period: November 30, 2010
     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The report of Kayne Anderson MLP Investment Company (the “Registrant”) to stockholders for the fiscal year ended November 30, 2010 is attached below.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:  This report of Kayne Anderson MLP Investment Company (“the Company”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; master limited partnership industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

KAYNE ANDERSON MLP INVESTMENT COMPANY
LETTER TO STOCKHOLDERS

January 27, 2011

Dear Fellow Stockholders:

The year ended November 30, 2010 was another strong year for both the MLP sector and our Company. The MLP sector has now fully recovered from the economic crisis of late 2008 and early 2009. When combined with the gains that the MLP market enjoyed during fiscal 2009, the sector has generated a total return in excess of 140% since the market low in March 2009. In large part, we saw during the year a continuation of the positive trends that began in the middle of fiscal 2009. As discussed in greater detail later in this letter, we believe that the outlook for the MLP sector continues to be quite strong, and we expect MLPs to continue to generate attractive risk-adjusted returns. Further, we believe that our team of experienced investment professionals is well positioned to identify and capitalize on opportunities in the sector.

We are very pleased with our performance during the past fiscal year. One of the measures we employ to evaluate our performance is Net Asset Value Return, which is equal to the change in net asset value per share plus the cash distributions paid during the period, assuming reinvestment through our dividend reinvestment program. Our Net Asset Value Return was 43.2% for fiscal 2010. This put us at the “top of the class” compared to other MLP closed-end funds. During the same period, the Alerian MLP Index had a total return of 42.4%. Given our structure as a taxable entity, we are very pleased to have exceeded the performance of the Alerian MLP Index, which is an index that does not factor in expenses or corporate taxes.

Another measure of the Company’s performance is Market Return, which is equal to the change in share price plus the cash distributions paid during the period, assuming reinvestment through our dividend reinvestment program. Our Market Return was 26.0% for fiscal 2010. This measure lagged our Net Asset Value Return for fiscal 2010, as the premium of our share price compared to our NAV declined during fiscal 2010. By the end of the calendar year 2010, the premium had returned to levels closer to the average for fiscal 2009 and the first half of fiscal 2010. As a result, our Market Return for calendar 2010 was 35.8%, which was once again at the “top of the class” compared to other MLP closed end funds.

We were very successful raising additional capital to make new investments during fiscal 2010. We completed four equity offerings raising $396 million in gross proceeds, two preferred stock offerings raising $160 million and two senior notes offerings raising $250 million. We believe that the returns to shareholders were enhanced because we were able to invest the proceeds from these offerings in securities that provided attractive returns. We intend to continue to raise additional capital to the extent that we can invest it in a manner that is accretive to both NAV and expected total returns.

We also successfully renewed our revolving credit facility, increasing its size by $20 million and extending the maturity date to 2013. Lastly, we redeemed our Series D Auction Rate Preferred Stock in May 2010 — a goal we set for ourselves at the beginning of the fiscal year.

MLP Market Overview

The strong performance of the MLP market during the year was the result of a reversion of MLP yields to levels that were more in-line with historical averages. There were several factors that contributed to this tightening, including the strong operating performance of MLPs throughout the financial crisis, the improved prospects for distribution growth across the entire MLP sector, and the strong demand for yield securities by individual investors. At the beginning of the fiscal year, the average MLP yield was 7.9%, which represented a 467 basis point premium (100 basis points equals one percent) to the yield on 10-year U.S. Treasury Bonds. This difference is often referred to as a “spread to Treasuries.” By the end of the fiscal year, the spread to Treasuries was 352 basis points, which is still well above the 219 basis point average for the five-year period prior to the financial crisis. Since the end of our fiscal year, MLP yields have continued to decline, and overall interest rates have risen, such that the spread to Treasuries is now much closer to historical levels.

KAYNE ANDERSON MLP INVESTMENT COMPANY
LETTER TO STOCKHOLDERS

While MLPs experienced strong returns in virtually all sub-sectors, two of the best performing segments of the MLP market were the gathering and processing MLPs and the general partner MLPs. These two sectors had total returns of 66.6% and 65.8% during the year, which was significantly higher than the 42.4% total return for the MLP sector as a whole. Fortunately, we correctly identified the potential of these sectors and were overweight these sectors during the year.

Capital markets activity for MLPs reached a record high in calendar 2010. MLPs raised $12 billion in follow-on equity offerings and $20 billion in debt. Much of the equity was used to finance acquisitions and growth projects, and MLPs took advantage of attractive interest rates to refinance their debt. The previous record for MLP follow-on equity offerings was $7 billion in 2009. We believe that a strong market for raising new capital will help facilitate distribution growth in the future. Also encouraging was the return of the IPO market. After a two-year absence, the IPO market made a strong comeback with five new MLPs raising $1.3 billion during fiscal 2010. Currently, four of these deals are trading well above their IPO prices.

With ample access to capital, MLPs were able to return to a path of more predictable distribution growth. During the last two quarters of the fiscal year, over half of the MLPs increased their distributions, and the remainder provided greater visibility for increasing distributions in 2011. Distribution growth for the universe of midstream MLPs was 4.8% during fiscal 2010 and we believe we will see distribution growth of 5% to 6% for these names in fiscal 2011.

A balanced mix of acquisitions and new projects is driving distribution growth. Fiscal 2010 saw robust acquisition activity, with over $17 billion of transactions completed during this period. These acquisitions were a combination of third-party deals, as well as “drop down” transactions between MLPs and their general partners. These drop down transactions were typically completed at attractive multiples for assets that are operated either by the MLPs or related parties. There were also multiple new projects that were completed or initiated by the MLPs during this period. As we discuss later in greater detail, we believe much of the demand for this new infrastructure is being driven by the rapid development of unconventional oil and natural gas reserves.

During 2010, there was a substantial amount of capital raised to invest in MLPs through a variety of structured products, including exchange traded funds, open-end mutual funds and exchange traded notes. At the end of fiscal 2010, these new vehicles had approximately $3.8 billion in assets under management (compared to less than $0.5 billion at the end of fiscal 2009). In addition, there was $5 billion raised by new or existing closed end funds. While we welcome additional institutional capital into the sector, we remain convinced that the closed-end fund structure delivers the potential for substantially higher returns for investors than open-end funds or exchange traded funds. Further, we believe it is a superior structure for investors and provides a more stable source of capital for the MLP sector.

Now that we have fully recovered from the 2008-2009 financial crisis, it is helpful to look back at the growth and relative performance of the MLP sector over the decade. During this 10-year period, the MLP market (as measured by the Alerian MLP index) has delivered an annualized total return of 19.3%. We believe that investors are beginning to view MLPs as a distinct asset class and recognizing the strong returns and the “yield plus growth” attributes of the sector. Since November 30, 2000, the MLP sector has grown from a niche market consisting of 20 partnerships with a combined equity market capitalization of approximately $14 billion to a much larger universe consisting of 66 partnerships with a combined equity market capitalization of approximately $220 billion at November 30, 2010.

Energy Market Overview

Without a doubt, the biggest story in the domestic energy business is the development of “unconventional reserves,” which is an industry term that refers to oil and natural gas reserves produced using advanced drilling and completion techniques. Technological advances — such as horizontal drilling and multi-stage hydraulic fracturing — have enabled the development of these reserves which were previously believed to be uneconomic to produce. Unconventional reserves can include oil shales, gas shales and the Canadian oil sands. The rapid

KAYNE ANDERSON MLP INVESTMENT COMPANY
LETTER TO STOCKHOLDERS

development of unconventional reserves has resulted in a substantial increase in both estimated oil and natural gas reserves and production over the past few years. As an example, domestic natural gas reserves, as reported by government agencies, have increased by 44% from 2003 to 2009. Examples of unconventional reserves include the Barnett Shale, Haynesville Shale, Woodford Shale, Fayetteville Shale, Eagle Ford Shale, Marcellus Shale and Bakken Shale.

Significant amounts of capital are being spent by energy companies to develop these reserves. In fact, major oil companies, foreign oil companies and national oil companies have spent more than $60 billion in calendar 2010 to acquire these types of reserves. This trend is very important for MLPs, as development of these new reserves will require substantial amounts of new midstream infrastructure. An energy industry group estimates that up to $210 billion will need to be spent over the next 20 years to build the necessary midstream assets to develop these reserves. We believe this will provide attractive investment opportunities for MLPs and help drive future distribution growth.

With the improving global economy, demand for energy grew modestly in 2010 after experiencing significant declines in 2009. Strong demand for crude oil from China and other developing countries, combined with a weakening dollar, led to substantially higher crude oil prices during fiscal 2010 compared to the prior year. Further, with crude oil trading in the $70 to $85/barrel range for most of the year, this can be described as relatively stable considering the historical volatility of commodity prices. We expect that crude oil prices will continue in this range as both supply and demand are both forecasted to increase modestly.

Largely as a result of the development of the unconventional natural gas shales, growth in the supply of natural gas has exceeded the recovery in demand for natural gas. Further, there is a growing perception that the natural gas market will be oversupplied for years to come. As a result, we saw natural gas prices decline substantially during the year, from the $5.75 to $6.00/mcf range in late December 2009 to as low as $3.25/mcf in late October 2010. While natural gas prices have recovered since October, most analysts are projecting that natural gas prices will remain closer to $5.00/mcf for the remainder of 2011.

On a somber note, the energy industry had more than its share of negative headlines during the year. The tragic events surrounding the Macondo oil spill, as well as several pipeline leaks and explosions, served as powerful reminders of the risks inherent in the energy business. The industry takes great pride in its safety track record, and we believe it is committed to learning the right lessons from these events. We anticipate increased regulatory scrutiny in the years to come, but we do not anticipate that this will materially impact operations or cash flows.

2011 Outlook

In our 2010 Annual Letter, we stated our belief that fiscal 2010 would be a return to “normal.” This was, in fact, an accurate prediction of what happened during the year. We are very pleased with the progress that the MLP sector made since the 2008 financial crisis and are pleased with the MLP sector’s natural progression over the last two years to a more stable operating environment. As we formulate our outlook for 2011, we believe MLP valuations remain attractive. While we do not anticipate a continuation of the strong returns generated during fiscal 2009 and 2010, we do expect low double-digit returns for the sector during fiscal 2011. We expect distribution growth to continue with average distribution growth for the sector in the 5% to 6% range.

Distribution growth will be driven largely by organic growth projects and acquisitions. We believe the development of our nation’s unconventional reserves will provide substantial growth opportunities for MLPs. We believe acquisition prospects for MLPs remain good, but we are carefully watching the prices being paid by MLPs (and the resulting acquisition multiples). While recent transactions have been accretive, the acquisition multiples have increased substantially over the last 12 to 18 months.

We believe that MLP management teams are committed to pursuing growth projects and acquisitions that generate returns in excess of their cost of capital. We are encouraged by steps taken by several MLPs during 2010 to

KAYNE ANDERSON MLP INVESTMENT COMPANY
LETTER TO STOCKHOLDERS

simplify their capital structures and reduce their cost of capital, but we continue to closely watch the terms of these restructuring transactions to ensure the transaction is in the best interest of the public unitholders.

We announced two privately negotiated direct investments, or “PIPE transactions”, during December 2010 — our first MLP PIPE transactions since fiscal 2007. These transactions helped two MLPs to partially finance acquisitions and were situations in which the public markets were not a viable financing alternative. Additionally, we made one private investment in December, where we acquired an equity interest in a privately held general partner of a publicly traded MLP. We believe fiscal 2011 will bring more opportunities where we can provide MLPs with creative financing solutions on a privately negotiated basis. We believe such transactions will help us generate strong returns for our investors and differentiate us from our peers.

We look forward to continuing to execute on our business plan of achieving high after-tax total returns by investing in MLPs and other midstream energy companies. We invite you to visit our website at kaynefunds.com for the latest updates.

Sincerely,

Kevin S. McCarthy
Chairman of the Board of Directors,
President and Chief Executive Officer

KAYNE ANDERSON MLP INVESTMENT COMPANY
PORTFOLIO SUMMARY
(UNAUDITED)

Portfolio Investments by Category *

* As a percentage of total investments.

Top 10 Holdings by Issuer

			Percent of Total Investments as of
			November 30,
Holding		Sector	2010	2009

1.	Enterprise Products Partners L.P.	Midstream MLP	9.1%	7.7%

2.	Magellan Midstream Partners, L.P.	Midstream MLP	6.7	7.9

3.	Kinder Morgan Management, LLC	MLP Affiliate	6.5	6.0

4.	Plains All American Pipeline, L.P.	Midstream MLP	5.9	9.1

5.	Inergy, L.P.	Propane MLP	5.3	6.8

6.	Williams Partners L.P.	Midstream MLP	4.9	3.1

7.	MarkWest Energy Partners, L.P.	Midstream MLP	4.9	5.3

8.	Energy Transfer Equity, L.P.	General Partner MLP	3.9	4.4

9.	Energy Transfer Partners, L.P.	Midstream MLP	3.5	4.8

10.	ONEOK Partners, L.P.	Midstream MLP	3.4	2.4

KAYNE ANDERSON MLP INVESTMENT COMPANY
MANAGEMENT DISCUSSION
(UNAUDITED)

Company Overview

Kayne Anderson MLP Investment Company is a non-diversified, closed-end fund formed in September 2004. Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in energy-related master limited partnerships and their affiliates (“MLPs”) and in other companies that operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”).

As of November 30, 2010, we had total assets of $3.0 billion, net assets applicable to our common stock of $1.8 billion (net asset value per share of $26.67), and 68.5 million shares of common stock outstanding.

Our investments are principally in equity securities issued by MLPs, but we may also invest in debt securities of MLPs and debt/equity securities of Midstream Energy Companies. As of November 30, 2010, we held $2.9 billion in equity investments and $90.4 million in debt investments.

Results of Operations — For the Three Months Ended November 30, 2010

Investment Income.  Investment income totaled $4.7 million and consisted primarily of net dividends and distributions and interest income on our investments. Interest income was $1.4 million and we received $38.8 million of cash dividends and distributions, of which $35.5 million was treated as return of capital during the period. Return of capital was increased by $1.5 million during the quarter. This increase was related to 2009 tax reporting information that we received in 2010 from the portfolio companies in which we invest. During the quarter, we received $4.3 million of paid-in-kind dividends, which is not included in investment income, but is reflected as an unrealized gain.

Operating Expenses.  Operating expenses totaled $18.5 million, including $9.4 million of investment management fees, $6.5 million of interest expense (including non-cash amortization of debt issuance costs of $0.3 million), and $0.8 million of other operating expenses. Management fees are calculated based on the average total assets under management. Preferred stock distributions for the fourth quarter were $1.7 million (including non-cash amortization of $0.06 million).

Net Investment Loss.  Our net investment loss totaled $7.9 million and included a deferred income tax benefit of $5.9 million.

Net Realized Losses.  We had net realized losses from our investments of $9.2 million, net of $5.3 million of tax benefit. The net loss for the quarter was primarily the result of the disposition of our investments in Clearwater Natural Resources, L.P.

Net Change in Unrealized Gains.  We had net unrealized gains of $234.2 million. The net unrealized gain consisted of $373.9 million of unrealized gains from investments and a deferred tax expense of $139.7 million.

Net Increase in Net Assets Resulting from Operations.  We had an increase in net assets resulting from operations of $217.1 million. This increase is composed of a net investment loss of $7.9 million; net realized losses of $9.2 million; and net unrealized gains of $234.2 million, as noted above.

Results of Operations — For the Year Ended November 30, 2010

Investment Income.  Investment income totaled $19.1 million and consisted primarily of net dividends and distributions and interest income on our investments. Interest income was $4.2 million and we received $137.7 million of cash dividends and distributions, of which $122.8 million was treated as return of capital during the period. Return of capital was increased by $1.5 million related to 2009 tax reporting information that we received in 2010 from the portfolio companies in which we invest. During the year we received $14.5 million of paid-in-kind dividends, which is not included in investment income but is reflected as an unrealized gain.

KAYNE ANDERSON MLP INVESTMENT COMPANY
MANAGEMENT DISCUSSION
(UNAUDITED)

Operating Expenses.  Operating expenses totaled $61.0 million, including $30.1 million of investment management fees, $23.8 million of interest expense (including non-cash amortization of debt issuance costs of $1.2 million), and $3.3 million of other operating expenses. Management fees are calculated based on the average total assets under management. Preferred stock distributions for the year were $3.8 million (including non-cash amortization of $0.1 million).

Net Investment Loss.  Our net investment loss totaled $26.3 million and included a deferred income tax benefit of $15.6 million.

Net Realized Gains.  We had net realized gains from our investments of $34.3 million, net of $20.3 million of tax expense.

Net Change in Unrealized Gains.  We had net unrealized gains of $487.2 million. The net unrealized gain consisted of $775.4 million of unrealized gains from investments and a deferred tax expense of $288.2 million.

Net Increase in Net Assets Resulting from Operations.  We had an increase in net assets resulting from operations of $495.2 million. This increase is composed of a net investment loss of $26.3 million; net realized gains of $34.3 million; and net unrealized gains of $487.2 million, as noted above.

Distributions to Common Stockholders

We pay quarterly distributions to our common stockholders, funded in part by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash distributions paid by MLPs, (b) paid-in-kind dividends received from MLPs and MLP affiliates (in particular, the two MLP i-shares), (c) interest income from debt securities and (d) net premiums received from the sale of covered calls.

Operating expenses include (a) management fees paid to our investment adviser, (b) other expenses (mostly attributable to fees paid to other service providers), (c) leverage costs, including interest expense and preferred stock distributions and (d) deferred income tax expense/benefit on net investment income/loss.

KAYNE ANDERSON MLP INVESTMENT COMPANY
MANAGEMENT DISCUSSION
(UNAUDITED)

Net Distributable Income (NDI)
(amounts in millions, except for per share amounts)

Three Months
Ended
November 30,
2010

Distributions and Other Income from Investments
Dividends and Distributions	$38.8
Paid-In-Kind Dividends	4.3
Interest Income	1.4
Net Premiums Received from Call Options Written	2.5

Total Distributions and Other Income from Investments	47.0
Expenses
Investment Management Fee	(9.4)
Other Expenses	(0.8)

Total Management Fee and Other Expenses	(10.2)
Interest Expense	(6.2)
Preferred Stock Distributions	(1.7)
Income Tax Benefit	5.9

Net Distributable Income (NDI)	$34.8

Weighted Shares Outstanding	68.2
NDI per Weighted Share Outstanding	$0.51

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our debt agreements and terms of our preferred stock. In determining our quarterly distribution to common stockholders, our Board of Directors considers a number of factors that include, but are not limited to:

•	NDI generated in the current quarter;

•	Expected NDI over the next twelve months; and

•	Realized and unrealized gains generated by the portfolio.

On December 15, 2010, we declared our quarterly distribution of $0.485 per common share for the period September 1, 2010 through November 30, 2010 for a total of $33.2 million. The distribution was paid on January 14, 2011 to stockholders of record on January 5, 2011. During the fiscal year we paid distributions of $1.92 per common share for a total of $114.1 million to our common stockholders.

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•	GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

KAYNE ANDERSON MLP INVESTMENT COMPANY
MANAGEMENT DISCUSSION
(UNAUDITED)

•	NDI includes the value of dividends paid-in-kind (i.e., stock dividends), whereas such amounts are not included as investment income for GAAP purposes during the period received, but rather are recorded as unrealized gains upon receipt.

•	Many of our investments in debt securities were purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis over the remaining term of the debt security.

•	We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the fee that we received, thereby generating a profit. The amount we received from selling call options, less the amount that we pay to repurchase such call option contracts is included in NDI. For GAAP purposes, “income” from call option contracts sold is not included in investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•	Expenses for purposes of calculating NDI include distributions paid to preferred stockholders.

•	The non-cash amortization of capitalized debt issuance costs and preferred stock offering costs related to our financings is included in interest and amortization expense for GAAP purposes, but is excluded from our calculation of NDI. Further, write-offs of capitalized debt issuance costs and preferred stock offering costs are excluded from our calculation of NDI, but are included in interest and amortization expense for GAAP purposes.

•	NDI also includes recurring payments (or receipts) on interest rate swap contracts (excluding termination payments) whereas for GAAP purposes, these amounts are included in the realized gains/losses section of the Statement of Operations.

Liquidity and Capital Resources

Total leverage outstanding at November 30, 2010 of $780 million is comprised of $620 million in senior unsecured notes and $160 million in mandatory redeemable preferred stock. At November 30, 2010, we did not have any borrowings outstanding under our senior unsecured revolving credit facility (“the Credit Facility”). Total leverage represented 26% of total assets at November 30, 2010. As of January 27, 2011, we had $85 million borrowed under our Credit Facility.

The Credit Facility has a $100 million commitment maturing on June 11, 2013. The interest rate may vary between LIBOR plus 1.75% and LIBOR plus 3.00%, depending on our asset coverage ratios. Outstanding loan balances accrue interest daily at a rate equal to one-month LIBOR plus 1.75% based on current asset coverage ratios. We pay a commitment fee of 0.40% per annum on any unused amounts of the Credit Facility. A full copy of our Credit Facility is available on our website, www.kaynefunds.com.

At November 30, 2010, our asset coverage ratios under the Investment Company Act of 1940, as amended (“the 1940 Act”), were 420% and 334% for debt and total leverage (debt plus preferred stock), respectively. We currently target an asset coverage ratio with respect to our debt of 375%, but at times may be above or below our target depending on market conditions.

KAYNE ANDERSON MLP INVESTMENT COMPANY
MANAGEMENT DISCUSSION
(UNAUDITED)

During fiscal 2010, we completed private placements with institutional investors of $250 million of senior unsecured notes and $160 million of mandatory redeemable preferred stock. During the year, we also completed the redemption of our series D auction rate preferred stock ($75 million).

At November 30, 2010, we had $620 million of senior unsecured notes outstanding with the following maturity dates: $75 million matures in 2011; $60 million matures in 2012; $125 million matures in 2013; $110 million matures in 2014; $125 million matures in 2015; $25 million matures in 2017; $60 million matures in 2020; and $40 million matures in 2022. At November 30, 2010 we had $160 million of mandatory redeemable preferred stock with the following redemption dates: $118 million redeemable in 2017 and $42 million redeemable in 2020.

As of November 30, 2010, our leverage consisted of both fixed rate (88%) and floating rate (12%) obligations. At such date, the weighted average interest rate on our leverage was 4.29%.

KAYNE ANDERSON MLP INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2010
(amounts in 000’s, except number of option contracts)

	No. of
Description	Shares/Units	Value

Long-Term Investments — 164.2%
Equity Investments(1) — 159.2%
Midstream MLP(2) — 112.3%
Boardwalk Pipeline Partners, LP	508	$15,743
Buckeye Partners, L.P.	201	13,697
Chesapeake Midstream Partners, L.P.	1,007	28,690
Copano Energy, L.L.C.	3,350	100,257
Crestwood Midstream Partners LP	1,116	29,676
Crosstex Energy, L.P.	2,761	38,462
DCP Midstream Partners, LP	1,554	54,224
Duncan Energy Partners L.P.	414	12,998
Eagle Rock Energy Partners, L.P.	849	6,799
El Paso Pipeline Partners, L.P.	2,763	91,506
Enbridge Energy Partners, L.P.(3)	1,593	96,944
Energy Transfer Partners, L.P.(3)	2,094	106,126
Enterprise Products Partners L.P.(3)	6,524	274,520
Exterran Partners, L.P.	1,627	39,232
Global Partners LP	1,646	42,524
Holly Energy Partners, L.P.	635	32,493
Magellan Midstream Partners, L.P.	3,394	190,058
Magellan Midstream Partners, L.P. — Unregistered(4)	238	13,307
MarkWest Energy Partners, L.P.	3,466	146,703
Martin Midstream Partners L.P.	343	12,608
Niska Gas Storage Partners LLC	847	16,925
ONEOK Partners, L.P.(3)	1,299	102,892
PAA Natural Gas Storage, L.P.	327	7,727
Plains All American Pipeline, L.P.(5)	2,876	176,897
Regency Energy Partners LP	3,796	97,553
Spectra Energy Partners, LP	551	18,696
Sunoco Logistics Partners L.P.(3)	289	23,306
Targa Resources Partners LP	1,260	38,162
TransMontaigne Partners L.P.	714	25,147
Western Gas Partners, LP	1,638	48,786
Williams Partners L.P.	3,149	148,169

		2,050,827

MLP Affiliates(2) — 14.3%
Enbridge Energy Management, L.L.C.(6)	1,087	66,221
Kinder Morgan Management, LLC(6)	3,046	194,920

		261,141

General Partner MLP — 11.8%
Alliance Holdings GP L.P.	1,097	50,045
Energy Transfer Equity, L.P.	2,808	111,096
Penn Virginia GP Holdings, L.P.	2,161	53,882

		215,023

Propane MLP — 8.8%
Inergy, L.P.	2,937	114,606
Inergy, L.P. — Unregistered(4)	1,175	45,692

		160,298

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2010
(amounts in 000’s, except number of option contracts)

			No. of
Description			Shares/Units	Value

Shipping MLP — 7.7%
Capital Product Partners L.P.			2,646	$22,255
Navios Maritime Partners L.P.			1,685	31,275
Teekay LNG Partners L.P.			1,182	42,961
Teekay Offshore Partners L.P.			1,536	44,270

				140,761

Midstream & Other — 1.9%
CenterPoint Energy, Inc.			50	782
Clearwater Trust(4)(7)(8)			N/A	4,515
Knightsbridge Tankers Ltd			284	6,447
ONEOK, Inc.			196	10,038
Teekay Tankers Ltd.			1,168	13,837

				35,619

Upstream MLP — 1.4%
EV Energy Partners, L.P.			254	9,708
Legacy Reserves LP			605	15,795

				25,503

Coal MLP — 1.0%
Alliance Resource Partners, L.P.			73	4,542
Natural Resource Partners L.P.(3)			241	7,343
Penn Virginia Resource Partners, L.P.			237	6,463

				18,348

Total Equity Investments (Cost — $1,783,520)				2,907,520

	Interest	Maturity	Principal
	Rate	Date	Amount

Debt Investments — 5.0%
Midstream — 3.0%
Crestwood Holdings Partners, LLC	(9)	10/1/16	$6,250	6,344
Crosstex Energy, L.P.	8.875%	2/15/18	15,000	15,637
El Paso Corporation	7.750	1/15/32	5,000	5,210
Energy Transfer Equity, L.P.	7.500	10/15/20	7,500	7,763
Genesis Energy, L.P.	7.875	12/15/18	14,500	14,373
Niska Gas Storage Partners LLC	8.875	3/15/18	5,000	5,250

				54,577

Upstream — 1.7%
Atlas Energy Resources, LLC	12.125	8/1/17	9,000	11,790
Atlas Energy Resources, LLC	10.750	2/1/18	5,261	6,412
Breitburn Energy Partners L.P.	8.625	10/15/20	6,375	6,359
Linn Energy, LLC	8.625	4/15/20	2,000	2,120
Linn Energy, LLC	7.750	2/1/21	4,000	4,060

				30,741

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2010
(amounts in 000’s, except number of option contracts)

	Interest	Maturity	Principal
Description	Rate	Date	Amount	Value

Coal — 0.3%
Penn Virginia Resource Partners, L.P.	8.250%	4/15/18	$5,000	$5,087

Total Debt Investments (Cost — $84,362)				90,405

Total Long-Term Investments (Cost — $1,867,882)				2,997,925

Short-Term Investment — 0.9%
Repurchase Agreements — 0.9%
J.P. Morgan Securities Inc. (Agreement dated 11/30/10 to be repurchased at $16,320), collateralized by $16,647 in U.S. Treasury securities (Cost — $16,320)	0.130	12/1/10		16,320

Total Investments — 165.1% (Cost — $1,884,202)				3,014,245

			No. of
			Contracts

Liabilities
Call Option Contracts Written(10)
Midstream MLP
Enbridge Energy Partners, L.P., call option expiring 12/18/10 @ $60.00			2,000	(200)
Energy Transfer Partners, L.P., call option expiring 12/18/10 @ $50.00			2,750	(289)
Enterprise Products Partners L.P., call option expiring 12/18/10 @ $65.00			1,500	(34)
ONEOK Partners, L.P., call option expiring 12/18/10 @ $80.00			1,500	(90)
Sunoco Logistics Partners L.P., call option expiring 12/18/10 @ $80.00			1,000	(145)

				(758)

Coal MLP
Natural Resource Partners L.P., call option expiring 12/18/10 @ $30.00			800	(64)

Total Call Option Contracts Written (Premiums Received — $1,247)				(822)
Senior Unsecured Notes				(620,000)
Mandatory Redeemable Preferred Stock at liquidation value				(160,000)
Deferred Tax Liability				(390,711)
Other Liabilities				(28,212)

Total Liabilities				(1,199,745)
Other Assets				11,391

Total Liabilities in Excess of Other Assets				(1,188,354)

Net Assets Applicable to Common Stockholders				$1,825,891

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Includes Limited Liability Companies.

(3)	Security or a portion thereof is segregated as collateral on option contracts written.

(4)	Fair valued securities, restricted from public sale. See Notes 2, 3 and 7.

(5)	The Company believes that it is an affiliate of Plains All American, L.P. See Note 5 — Agreements and Affiliations.

(6)	Distributions are paid-in-kind.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2010
(amounts in 000’s, except number of option contracts)

(7)	Security is not currently paying cash distributions but is expected to pay cash distributions within the next 12 months.

(8)	On September 28, 2010, the Bankruptcy Court finalized the plan of reorganization of Clearwater Natural Resources, L.P. (“Clearwater”). As part of the plan of reorganization, the Company received an interest in the Creditors Trust of Miller Bros. Coal, LLC (“Clearwater Trust”) consisting of cash and a coal royalty interest as consideration for its unsecured loan to Clearwater. The Company did not receive any consideration for its equity investment in Clearwater or CNR GP Holdco, LLC. The Company believes it is an affiliate of the Clearwater Trust. See Notes 3, 5 and 7.

(9)	Floating rate first lien senior secured term loan. Security pays interest at a rate of LIBOR + 850 basis points, with a LIBOR floor of 2% (10.50% as of November 30, 2010).

(10)	Security is non-income producing.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2010
(amounts in 000’s, except share and per share amounts)

ASSETS
Investments at fair value:
Non-affiliated (Cost — $1,789,197)	$2,816,513
Affiliated (Cost — $78,685)	181,412
Repurchase agreements (Cost — $16,320)	16,320

Total investments (Cost — $1,884,202)	3,014,245
Cash	545
Deposits with brokers	1,081
Receivable for securities sold	900
Interest, dividends and distributions receivable	1,785
Deferred debt issuance and preferred stock offering costs and other assets, net	7,080

Total Assets	3,025,636

LIABILITIES
Payable for securities purchased	5,644
Investment management fee payable	9,365
Accrued directors’ fees and expenses	54
Call option contracts written (Premiums received — $1,247)	822
Accrued expenses and other liabilities	13,149
Deferred tax liability	390,711
Senior Unsecured Notes	620,000
Mandatory Redeemable Preferred Stock, $25.00 liquidation value per share (6,400,000 shares issued and outstanding)	160,000

Total Liabilities	1,199,745

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$1,825,891

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (68,471,401 shares issued and outstanding, 199,990,000 shares authorized)	$68
Paid-in capital	1,227,330
Accumulated net investment loss, net of income taxes, less dividends	(195,858)
Accumulated realized gains on investments, options, and interest rate swap contracts, net of income taxes	85,462
Net unrealized gains on investments and options, net of income taxes	708,889

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$1,825,891

NET ASSET VALUE PER COMMON SHARE	$26.67

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2010
(amounts in 000’s)

INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$126,929
Affiliated investments	10,801

Total dividends and distributions	137,730
Return of capital	(122,822)

Net dividends and distributions	14,908
Interest	4,189

Total Investment Income	19,097

Expenses
Investment management fees	30,104
Administration fees	948
Professional fees	690
Custodian fees	279
Reports to stockholders	286
Directors’ fees and expenses	224
Insurance	186
Other expenses	741

Total Expenses — Before Interest Expense, Preferred Distributions and Taxes	33,458
Interest expense and amortization of debt issuance costs	23,789
Distributions on mandatory redeemable preferred stock and amortization of offering costs	3,777

Total Expenses — Before Taxes	61,024

Net Investment Loss — Before Taxes	(41,927)
Deferred tax benefit	15,585

Net Investment Loss	(26,342)

REALIZED AND UNREALIZED GAINS/(LOSSES)
Net Realized Gains/(Losses)
Investments — Non-affiliated	136,875
Investments — Affiliated	(83,028)
Options	1,475
Payments on interest rate swap contracts	(664)
Deferred tax expense	(20,318)

Net Realized Gains	34,340

Net Change in Unrealized Gains
Investments — Non-affiliated	651,936
Investments — Affiliated	121,993
Options	1,307
Interest rate swap contracts	205
Deferred tax expense	(288,257)

Net Change in Unrealized Gains	487,184

Net Realized and Unrealized Gains	521,524

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	495,182
Distributions on Auction Rate Preferred Stock	(177)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$495,005

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
(amounts in 000’s, except share amounts)

	For the Fiscal Year Ended
	November 30,
	2010	2009

OPERATIONS
Net investment loss, net of tax(1)	$(26,342)	$(15,388)
Net realized gains/(losses), net of tax	34,340	(18,431)
Net change in unrealized gains, net of tax	487,184	369,027

Net Increase in Net Assets Resulting from Operations	495,182	335,208

DIVIDENDS/DISTRIBUTIONS TO AUCTION RATE PREFERRED STOCKHOLDERS(1)(2)
Dividends	(177)	—
Distributions — return of capital	—	(539)

Dividends/Distributions to Preferred Stockholders	(177)	(539)

DIVIDENDS/DISTRIBUTIONS TO COMMON STOCKHOLDERS(2)
Dividends	(49,829)	—
Distributions — return of capital	(64,293)	(89,586)

Dividends/Distributions to Common Stockholders	(114,122)	(89,586)

CAPITAL STOCK TRANSACTIONS
Proceeds from common stock offerings of 15,846,650 and 6,223,700 shares of common stock, respectively	396,211	126,030
Underwriting discounts and offering expenses associated with the issuance of common stock	(15,169)	(5,524)
Issuance of 1,045,210 and 1,179,655 shares of common stock from reinvestment of distributions, respectively	25,689	21,532

Net Increase in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	406,731	142,038

Total Increase in Net Assets Applicable to Common Stockholders	787,614	387,121

NET ASSETS ATTRIBUTABLE TO COMMON STOCKHOLDERS
Beginning of year	1,038,277	651,156

End of year	$1,825,891	$1,038,277

(1)	Distributions on the Company’s mandatory redeemable preferred stock are treated as an operating expense under GAAP and are included in the calculation of net investment loss. See Note 2 — Significant Accounting Policies. Distributions in the amount of $3,644 paid to mandatory redeemable preferred stockholders for the fiscal year ended November 30, 2010 were characterized as dividend income for such holders. This characterization is based on the Company’s earnings and profits.

(2)	The information presented in each of these items is a characterization of a portion of the total dividends and distributions paid to auction rate preferred stockholders and common stockholders for the fiscal years ended November 30, 2010 and 2009 as either dividends (ordinary income) or distributions (return of capital). This characterization is based on the Company’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF CASH FLOWS
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2010
(amounts in 000’s)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$495,182
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net deferred tax expense	292,990
Return of capital distributions	122,822
Net realized gains	(54,658)
Unrealized gains	(775,441)
Amortization of bond discount, net	7
Purchase of investments	(1,117,089)
Proceeds from sale of investments	414,822
Purchase of short-term investments, net	(9,980)
Increase in deposits with brokers	(528)
Increase in receivable for securities sold	(130)
Increase in interest, dividends and distributions receivable	(891)
Decrease in income tax receivable	63
Amortization of deferred debt issuance costs	1,240
Amortization of mandatory redeemable preferred stock issuance costs	133
Increase in other assets, net	(14)
Increase in payable for securities purchased	116
Increase in investment management fee payable	4,385
Increase in accrued directors’ fees and expenses	10
Increase in option contracts written, net	752
Increase in accrued expenses and other liabilities	4,877

Net Cash Used in Operating Activities	(621,332)

CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of shares of common stock, net of offering costs	381,043
Proceeds from issuance of senior unsecured notes	250,000
Proceeds from issuance on mandatory redeemable preferred stock	160,000
Redemption of auction rate preferred stock	(75,000)
Offering costs associated with the mandatory redeemable preferred stock	(2,282)
Offering costs associated with revolving credit facility	(1,183)
Offering costs associated with issuance of senior unsecured notes	(2,090)
Cash distributions paid to auction rate preferred stockholders	(177)
Cash distributions paid to common stockholders	(88,434)

Net Cash Provided by Financing Activities	621,877

NET INCREASE IN CASH	545
CASH — BEGINNING OF YEAR	—

CASH — END OF YEAR	$545

Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of reinvestment of distributions of $25,689 pursuant to the Company’s dividend reinvestment plan. During the fiscal year ended November 30, 2010, the Company received federal and state income tax refunds of $76 and interest paid was $21,642.
The Company received $14,489 paid-in-kind dividends during the fiscal year ended November 30, 2010. See Note 2 — Significant Accounting Policies.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

							For the Period
	For the Fiscal Year Ended						September 28, 2004(1)
	November 30,						through
	2010	2009	2008	2007	2006	2005	November 30, 2004

Per Share of Common Stock(2)
Net asset value, beginning of period	$20.13	$14.74	$30.08	$28.99	$25.07	$23.91	$23.70	(3)
Net investment income/(loss)(4)	(0.44)	(0.33)	(0.73)	(0.73)	(0.62)	(0.17)	0.02
Net realized and unrealized gain/(loss)	8.72	7.50	(12.56)	3.58	6.39	2.80	0.19

Total income/(loss) from operations	8.28	7.17	(13.29)	2.85	5.77	2.63	0.21

Auction Rate Preferred Dividends (4)(5)	—	—	—	(0.10)	—	(0.05)	—
Auction Rate Preferred Distributions — return of capital(5)	—	(0.01)	(0.10)	—	(0.10)	—	—

Total dividends and distributions — Auction Rate Preferred	—	(0.01)	(0.10)	(0.10)	(0.10)	(0.05)	—

Common Dividends(5)	(0.84)	—	—	(0.09)	—	(0.13)	—
Common Distributions — return of capital(5)	(1.08)	(1.94)	(1.99)	(1.84)	(1.75)	(1.37)	—

Total dividends and distributions — Common	(1.92)	(1.94)	(1.99)	(1.93)	(1.75)	(1.50)	—

Underwriting discounts and offering costs on the issuance of auction rate preferred stock	—	—	—	—	—	(0.03)	—
Effect of issuance of common stock	0.16	0.12	—	0.26	—	0.11	—
Effect of shares issued in reinvestment of dividends	0.02	0.05	0.04	0.01	—	—	—

Total capital stock transactions	0.18	0.17	0.04	0.27	—	0.08	—

Net asset value, end of period	$26.67	$20.13	$14.74	$30.08	$28.99	$25.07	$23.91

Market value per share of common stock, end of period	$28.49	$24.43	$13.37	$28.27	$31.39	$24.33	$24.90

Total investment return based on common stock market value(6)	26.0%	103.0%	(48.8)%	(4.4)%	37.9%	3.7%	(0.4	)%(7)
Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$1,825,891	$1,038,277	$651,156	$1,300,030	$1,103,392	$932,090	$792,836
Ratio of Expenses to Average Net Assets
Management fees	2.1%	2.1%	2.2%	2.3%	3.2%	1.2%	0.8%
Other expenses	0.2	0.4	0.3	0.2	0.2	0.3	0.4

Subtotal	2.3	2.5	2.5	2.5	3.4	1.5	1.2
Interest expense and distributions on mandatory redeemable preferred stock	1.9	2.5	3.4	2.3	1.7	0.8	0.0
Income tax expense	20.5	25.4	— (9)	3.5	13.8	6.4	3.5

Total expenses	24.7%	30.4%	5.9%	8.3%	18.9%	8.7%	4.7%

Ratio of net investment income/(loss) to average net assets	(1.8)%	(2.0)%	(2.8)%	(2.3)%	(2.4)%	(0.7)%	0.5%
Net increase/(decrease) in net assets to common stockholders resulting from operations to average net assets	34.6%	43.2%	(51.2)%	7.3%	21.7%	10.0%	0.9	%(7)
Portfolio turnover rate	18.7%	28.9%	6.7%	10.6%	10.0%	25.6%	11.8	%(7)
Average net assets	$1,432,266	$774,999	$1,143,192	$1,302,425	$986,908	$870,672	$729,280
Senior Unsecured Notes outstanding, end of period	620,000	370,000	304,000	505,000	320,000	260,000	—
Revolving credit facility outstanding, end of period	—	—	—	97,000	17,000	—	—
Auction Rate Preferred Stock, end of period	—	75,000	75,000	75,000	75,000	75,000	—
Mandatory Redeemable Preferred Stock, end of period	160,000	—	—	—	—	—	—
Average shares of common stock outstanding	60,762,952	46,894,632	43,671,666	41,134,949	37,638,314	34,077,731	33,165,900
Asset coverage of total debt(10)	420.3%	400.9%	338.9%	328.4%	449.7%	487.3%	—
Asset coverage of total leverage (debt and preferred stock)(11)	334.1%	333.3%	271.8%	292.0%	367.8%	378.2%	—
Average amount of borrowings per share of common stock during the period(2)	$7.70	$6.79	$11.52	$12.14	$8.53	$5.57	—

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

(1)	Commencement of operations.

(2)	Based on average shares of common stock outstanding.

(3)	Initial public offering price of $25.00 per share less underwriting discounts of $1.25 per share and offering costs of $0.05 per share.

(4)	Distributions on the Company’s mandatory redeemable preferred stock are treated as an operating expense under GAAP and are included in the calculation of net investment loss. See Note 2— Significant Accounting Policies. Distributions paid to mandatory redeemable preferred stockholders for the fiscal year ended November 30, 2010 were characterized as dividend income for such holders. This characterization is based on the Company’s earnings and profits.

(5)	The information presented is a characterization of the total distributions paid and to preferred stockholders and common stockholders as either a dividend (ordinary income) or a distribution (return of capital) and is based on the Company’s earnings and profits.

(6)	Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(7)	Not annualized.

(8)	Unless otherwise noted, ratios are annualized for periods of less than one full year.

(9)	For the year ended November 30, 2008, the Company accrued deferred income tax benefits of $339,991 (29.7% of average net assets) primarily related to unrealized losses on investments. Realization of a deferred tax benefit is dependent on whether there will be sufficient taxable income of the appropriate character within the carryforward periods to realize a portion or all of the deferred tax benefit. No deferred income tax benefit has been included for the purpose of calculating total expense.

(10)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by senior notes or any other senior securities representing indebtedness and mandatory redeemable preferred stock divided by the aggregate amount of senior notes and any other senior securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if, at the time of such declaration or incurrence, its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the revolving credit facility is considered a senior security representing indebtedness.

(11)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by senior notes, any other senior securities representing indebtedness and preferred stock divided by the aggregate amount of senior notes, any other senior securities representing indebtedness and preferred stock. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional preferred stock if at the time of such declaration or incurrence, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Company, under the terms of its mandatory redeemable preferred stock, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these tests, the revolving credit facility is considered a senior security representing indebtedness.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2010
(amounts in 000’s, except option contracts, share and per share amounts)

1.	Organization

Kayne Anderson MLP Investment Company (the “Company”) was organized as a Maryland corporation on June 4, 2004, and is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of its net assets plus any borrowings (“total assets”) in energy-related master limited partnerships and their affiliates (collectively, “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). The Company commenced operations on September 28, 2004. The Company’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYN.”

2.	Significant Accounting Policies

A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts and repurchase agreements. Cash and cash equivalents are carried at cost, which approximates fair value.

C. Calculation of Net Asset Value —  The Company determines its net asset value no less frequently than as of the last day of each month based on the most recent close of regular session trading on the NYSE, and makes its net asset value available for publication monthly. Currently, the Company calculates its net asset value on a weekly basis. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions), less all of its liabilities (including accrued expenses, distributions payable, current, deferred and other accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For debt securities that are considered bank loans, the fair market value is determined by the mean of the bid and ask prices provided by the syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, the Company may not be able to purchase or sell debt securities at the quoted prices due to the lack of liquidity for these securities.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Company holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Company for which reliable market quotations are not readily available, valuations are determined in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•	Investment Team Valuation. The applicable investments are initially valued by KA Fund Advisors, LLC (“KAFA” or the “Adviser”) investment professionals responsible for the portfolio investments.

•	Investment Team Valuation Documentation. Preliminary valuation conclusions are documented and discussed with senior management of KAFA. Such valuations generally are submitted to the Valuation Committee (a committee of the Company’s Board of Directors) or the Board of Directors on a quarter basis, and stand for intervening periods of time.

•	Valuation Committee. The Valuation Committee meets on or about the end of each quarter to consider new valuations presented by KAFA, if any, which were made in accordance with the valuation procedures in such quarter. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. The Valuation Committee’s valuations stand for intervening periods of time unless the Valuation Committee meets again at the request of KAFA, the Board of Directors, or the Valuation Committee itself. All valuation determinations of the Valuation Committee are subject to ratification by the Board at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•	Board of Directors Determination. The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

Unless otherwise determined by the Board of Directors, securities that are convertible into or otherwise will become publicly traded (e.g., through subsequent registration or expiration of a restriction on trading) are valued through the process described above, using a valuation based on the fair value of the publicly traded security less a discount. The discount is initially equal in amount to the discount negotiated at the time the purchase price is agreed to. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, KAFA may determine an applicable discount in accordance with a methodology approved by the Valuation Committee.

At November 30, 2010, the Company held 3.5% of its net assets applicable to common stockholders (2.1% of total assets) in securities valued at fair value, as determined pursuant to procedures adopted by the Board of Directors, with fair value of $63,514. See Note 7 — Restricted Securities.

E. Repurchase Agreements — The Company has agreed to purchase securities from financial institutions, subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with which the Company enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities so that the value of the collateral is not less than the repurchase price. Default by or

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)

bankruptcy of the seller would, however, expose the Company to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

F. Short Sales — A short sale is a transaction in which the Company sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Company may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Company for the short sale are retained by the broker until the Company replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Company becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

All short sales are fully collateralized. The Company maintains assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Company is liable for any dividends or distributions paid on securities sold short.

The Company may also sell short “against the box” (i.e., the Company enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Company enters into a short sale “against the box,” the Company segregates an equivalent amount of securities owned as collateral while the short sale is outstanding. At November 30, 2010, the Company had no open short sales.

G. Security Transactions — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis.

H. Return of Capital Estimates — Distributions received from the Company’s investments in MLPs generally are comprised of income and return of capital. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

The following table sets forth the Company’s estimated total return of capital portion of the distributions received from its investments. The return of capital portion of the distributions is a reduction to investment income, results in an equivalent reduction in the cost basis of the associated investments and increases Net Realized Gains and Net Change in Unrealized Gains.

Fiscal Year
Ended
November 30,
2010

Return of capital portion of distributions received	89%
Return of capital — attributable to Net Realized Gains	$25,716
Return of capital — attributable to Net Change in Unrealized Gains	97,106

Total return of capital	$122,822

For the fiscal year ended November 30, 2010, the Company estimated the return of capital portion of distributions received to be $121,268 or 88%. This amount was increased by $1,554 attributable to 2009 tax reporting information received by the Company in fiscal 2010. The tax reporting information was used to adjust the Company’s prior year return of capital estimate. As a result, the return of capital percentage for the year ended November 30, 2010 was 89%.

I. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with payment in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)

received is not expected to be realized, a reserve against income is established. During the year ended November 30, 2010, the Company did not have a reserve against interest income, since all interest income accrued is expected to be received.

Many of the Company’s debt securities were purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of premiums are based on the effective interest method. The amount of these non-cash adjustments can be found in the Company’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Company discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Company receives paid-in-kind dividends in the form of additional units from its investment in Enbridge Energy Management, L.L.C. and Kinder Morgan Management, LLC. The additional units are not reflected in investment income during the period received but are recorded as unrealized gains. During the fiscal year ended November 30, 2010, the Company received the following stock dividends from Enbridge Energy Management, L.L.C. and Kinder Morgan Management, LLC.

Fiscal Year
Ended
November 30,
2010

Enbridge Energy Management, L.L.C.	$3,585
Kinder Morgan Management, LLC	10,904

Total stock dividends	$14,489

J. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to mandatory redeemable preferred stockholders are accrued on a daily basis as described in Note 12 — Preferred Stock. As required by the Distinguishing Liabilities from Equity topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, the Company includes the accrued distributions on its mandatory redeemable preferred stock as an operating expense due to the fixed term of this obligation. For tax purposes the payments made to the holders of the Company’s mandatory redeemable preferred stock are treated as dividends or distributions.

The estimated characterization of the distributions paid to preferred and common stockholders will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Company’s operating results during the period. The actual characterization of the preferred and common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

K. Partnership Accounting Policy — The Company records its pro rata share of the income/(loss) and capital gains/(losses), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Company’s Statement of Operations.

L. Federal and State Income Taxation — The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair value and tax basis, (ii) the

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)

net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the FASB Accounting Standards Codification that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

The Company may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the deferred tax liability.

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of November 30, 2010, the Company does not have any interest or penalties associated with the underpayment of any income taxes. All tax years since inception remain open and subject to examination by tax jurisdictions.

M. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations.

Interest rate swap contracts.  The Company may use interest rate swap contracts to hedge against increasing interest expense on its leverage resulting from increases in short term interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company uses for hedging purposes expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period and amounts accrued under the agreements included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements are recorded as realized gains or losses in the Statement of Operations. The Company generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 — Derivative Financial Instruments.

Option contracts.  The Company is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Company would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The Company would ordinarily realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)

The Company may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price.

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

N. Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Fair Value

As required by the Fair Value Measurement and Disclosures of the FASB Accounting Standards Codification, the Company has performed an analysis of all assets and liabilities measured at fair value to determine the significance and character of all inputs to their fair value determination.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Company has access at the date of measurement.

•	Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•	Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)

The following table presents the Company’s assets measured at fair value at November 30, 2010. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment. For instance, the Company’s repurchase agreements, which are collateralized by U.S. Treasury notes, are generally high quality and liquid; however, the Company reflects these repurchase agreements as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

		Quoted Prices in	Prices with Other	Unobservable
		Active Markets	Observable Inputs	Inputs
	Total	(Level 1)	(Level 2)	(Level 3)(1)

Assets at Fair Value
Equity investments	$2,907,520	$2,844,006	$—	$63,514
Debt investments	90,405	—	90,405	—
Repurchase agreements	16,320	—	16,320	—

Total assets at fair value	$3,014,245	$2,844,006	$106,725	$63,514

Liabilities at Fair Value
Call option contracts written	$822	$—	$822	$—

(1)	The Company’s investments in Level 3 represent its investments in Magellan Midstream Partners, L.P., Inergy Holdings, L.P., and the Clearwater Trust as more fully described in Note 7 — Restricted Securities.

The following table presents the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the fiscal year ended November 30, 2010.

Long-Term
Assets at Fair Value Using Unobservable Inputs (Level 3)	Investments

Balance — November 30, 2009	$4,080
Transfers out of Level 3(1)	(4,080)
Realized gains/(losses)	—
Unrealized gains, net	14,137
Purchases, issuances or settlements(1)	49,377

Balance — November 30, 2010	$63,514

(1)	On September 28, 2010, the Bankruptcy Court finalized the plan of reorganization of Clearwater. As part of the plan of reorganization, the Company received an interest in the Clearwater Trust consisting of cash and a coal royalty interest as consideration for its unsecured loan to Clearwater. The transfers out of level 3 consist of the Company’s unsecured loan investment in Clearwater. Purchases, issuances or settlements includes the Company’s interest in the Clearwater Trust in the amount of $4,515.

The $14,137 of unrealized gains presented in the table above for the fiscal year ended November 30, 2010 related to investments that are still held at November 30, 2010, and the Company includes these unrealized gains on the Statement of Operations — Net Change in Unrealized Gains.

The Company did not have any liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at November 30, 2010 or at November 30, 2009.

In January 2010, the FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)

after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.

The disclosures for reporting periods beginning after December 15, 2009 relate to disclosing both the amounts of significant transfers between Level 1 and Level 2 and the reasons for the transfers. For the year ended November 30, 2010, there were no transfers between Level 1 and Level 2. The disclosures for reporting periods beginning after December 15, 2010 relate to presenting separately the Level 3 purchases, sales, issuances and settlements on a gross basis instead of one net amount. Management will continue to evaluate the impact ASU No. 2010-6 for the required disclosures effective for fiscal years beginning after December 15, 2010.

4.	Concentration of Risk

The Company’s investment objective is to obtain a high after-tax total return with an emphasis on current income paid to its stockholders. Under normal circumstances, the Company intends to invest at least 85% of its total assets in securities of MLPs and other Midstream Energy Companies, and to invest at least 80% of its total assets in MLPs, which are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Company is derived from investment in equity securities of MLPs. The amount of cash that an MLP has available for distributions and the tax character of such distributions are dependent upon the amount of cash generated by the MLP’s operations. The Company may invest up to 15% of its total assets in any single issuer and a decline in value of the securities of such an issuer could significantly impact the net asset value of the Company. The Company may invest up to 20% of its total assets in debt securities, which may include below investment grade securities. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objectives.

5.	Agreements and Affiliations

A. Administration Agreement — The Company has entered into an administration agreement with Ultimus Fund Solutions, LLC (“Ultimus”). Pursuant to the administration agreement, Ultimus will provide certain administrative services for the Company. The administration agreement has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the administration agreement.

B. Investment Management Agreement — The Company has entered into an investment management agreement with KAFA under which the Adviser, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, the Adviser receives a management fee from the Company. On June 15, 2010, the Company renewed its agreement with the Adviser for a period of one year. The agreement may be renewed annually upon approval of the Company’s Board of Directors. For the fiscal year ended November 30, 2010, the Company paid management fees at an annual rate of 1.375% of average total assets.

For purposes of calculating the management fee, the Company’s total assets are equal to the Company’s gross asset value (which includes assets attributable to or proceeds from the Company’s use of preferred stock, commercial paper or notes and other borrowings and excludes any net deferred tax asset), minus the sum of the Company’s accrued and unpaid distributions on any outstanding common stock and accrued and unpaid distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Company and any accrued taxes, including, a deferred tax liability). Liabilities associated with borrowing or leverage by the Company include the principal amount of any borrowings, commercial paper or notes issued by the Company, the liquidation preference of any outstanding preferred stock, and

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)

other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company.

C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Company believes that there is significant ambiguity in the application of existing Securities and Exchange Commission (“SEC”) staff interpretations of the term “voting security” to complex structures such as limited partnership interests of the kind in which the Company invests. As a result, it is possible that the SEC staff may consider that certain securities investments in limited partnerships are voting securities under the staff’s prevailing interpretations of this term. If such determination is made, the Company may be regarded as a person affiliated with and controlling the issuers(s) of those securities for purposes of Section 17 of the 1940 Act.

In light of the ambiguity of the definition of voting securities, the Company does not intend to treat any class of limited partnership interests that it holds as “voting securities” unless the security holders of such class currently have the ability, under the partnership agreement, to remove the general partner (assuming a sufficient vote of such securities, other than securities held by the general partner, in favor of such removal) or the Company has an economic interest of sufficient size that otherwise gives it the de facto power to exercise a controlling influence over the partnership. The Company believes this treatment is appropriate given that the general partner controls the partnership, and without the ability to remove the general partner or the power to otherwise exercise a controlling influence over the partnership due to the size of an economic interest, the security holders have no control over the partnership.

Clearwater Trust — At November 30, 2010, the Company held approximately 61% of the Clearwater Trust. The Company believes that it is an “affiliate” of the trust under the 1940 Act by virtue of its majority interest in the trust.

Plains All American Pipeline, L.P. — Robert V. Sinnott is chief executive officer of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director on the board of Plains All American GP LLC, the general partner of Plains All American Pipeline, L.P. Members of senior management and various advisory clients of KACALP and KAFA indirectly own units of Plains All American GP LLC. Various advisory clients of KACALP and KAFA, including the Company, own units in Plains All American Pipeline, L.P. The Company believes that it is an affiliate of Plains All American Pipeline, L.P. under the 1940 Act. The Company does not believe that it is an affiliate of PAA Natural Gas Storage, L.P. based on the current facts and circumstances.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)

6.	Income Taxes

Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses. Components of the Company’s deferred tax assets and liabilities as of November 30, 2010 are as follows:

Deferred tax assets:
Net operating loss carryforwards — Federal	$46,130
Net operating loss carryforwards — State	3,769
Capital loss carryforwards	44,361
Other	105
Deferred tax liabilities:
Net unrealized gains on investment securities, interest rate swap contracts and option contracts	(476,335)
Basis reductions resulting from estimated return of capital	(8,741)

Total net deferred tax liability	$(390,711)

At November 30, 2010, the Company had federal net operating loss carryforwards of $136,000 (deferred tax asset of $46,130). Realization of the deferred tax assets and net operating loss carryforwards are dependent, in part, on generating sufficient taxable income prior to expiration of the loss carryforwards. If not utilized, $24,287, $52,182, $26,118 and $33,413 of the net operating loss carryforward will expire in 2026, 2027, 2028 and 2029, respectively. As of November 30, 2010, the Company had federal and state capital loss carryforwards of approximately $119,936 (deferred tax asset of $44,361). If not utilized, $50,267, $67,669 and $2,000 loss carryforwards will expire in 2013, 2014 and 2015, respectively. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. In addition, the Company has state net operating losses of $122,480 (deferred tax asset of $3,769). These state net operating losses begin to expire in 2011 through 2029.

Although the Company currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight was given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized, as the expiration dates for the federal capital and operating loss carryforwards range from five to nineteen years.

Based on the Company’s assessment, it has determined that it is more likely than not that its deferred tax assets will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Company’s deferred tax assets. The Company will continue to assess the need for a valuation allowance in the future. Significant declines in the fair value of its portfolio of investments may change the Company’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Company’s net asset value and results of operations in the period it is recorded.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 35% to the net investment loss and realized and unrealized gains (losses) on investments and interest rate swap contracts before taxes for the fiscal year ended November 30, 2010, as follows:

Fiscal Year
Ended
November 30,
2010

Computed expected federal income tax	$275,861
State income tax, net of federal tax expense	15,837
Non-deductible distributions on mandatory redeemable preferred stock and other	1,292

Total income tax expense	$292,990

At November 30, 2010, the cost basis of investments for federal income tax purposes was $1,729,285, and the net cash received on option contracts written was $1,247. The cost basis of investments includes a $154,917 reduction in basis attributable to the Company’s portion of the allocated losses from its MLP investments. At November 30, 2010, gross unrealized appreciation and depreciation of investments and options for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options)	$1,285,690
Gross unrealized depreciation of investments (including options)	(305)

Net unrealized appreciation of investments before tax	1,285,385

Net unrealized appreciation of investments after tax	$809,793

7.	Restricted Securities

From time to time, certain of the Company’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act of 1933, as amended, cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

At November 30, 2010, the Company held the following restricted investments:

				Number of
				Units,			Percent	Percent
		Acquisition	Type of	Principal ($)	Cost	Fair	of Net	of Total
Investment	Security	Date	Restriction	(in 000s)	Basis	Value	Assets	Assets

Level 3 Investments(1)
Clearwater Trust	Trust	(2)	(3)	N/A	$4,515	$4,515	0.3%	0.2%
Inergy Holdings, L.P.	Common Units	6/15/10	(4)	1,175	34,066	45,692	2.5	1.5
Magellan Midstream Partners, L.P.	Common Units	6/10/10	(4)	238	9,546	13,307	0.7	0.4

Total					$48,127	$63,514	3.5%	2.1%

Level 2 Investments(5)
Breitburn Energy Partners L.P.	Senior Notes	10/1/10	(4)	$6,375	$6,453	$6,359	0.4%	0.2%
Crestwood Holdings Partners, LLC	Bank Loan	9/29/10	(3)	6,250	6,128	6,344	0.3	0.2
Genesis Energy, L.P.	Senior Notes	11/12/10	(4)	14,500	14,500	14,373	0.8	0.5
Linn Energy, LLC	Senior Notes	7/21/10	(4)	2,000	2,110	2,120	0.1	0.1
Linn Energy, LLC	Senior Notes	9/8/10	(4)	4,000	3,930	4,060	0.2	0.1
Niska Gas Storage Partners LLC	Senior Notes	2/26/10	(4)	5,000	5,021	5,250	0.3	0.2

Total					$38,142	$38,506	2.1%	1.3%

Total of all restricted securities					$86,269	$102,020	5.6%	3.4%

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)

(1)	Securities are valued using inputs reflecting the Company’s own assumptions as more fully described in Note 2 — Significant Accounting Policies.

(2)	On September 28, 2010, the Bankruptcy Court finalized the plan of reorganization of Clearwater. As part of the plan of reorganization, the Company received an interest in the Clearwater Trust consisting of cash and a coal royalty interest as consideration for its unsecured loan to Clearwater. The Company did not receive any consideration for its equity investment in Clearwater or CNR GP Holdco, LLC. See Notes 3 and 5.

(3)	Unregistered security of a private company.

(4)	Unregistered security of a public company.

(5)	These securities have a fair market value determined by the mean of the bid and ask prices provided by a syndicate bank, principal market maker or an independent pricing service as more fully described in Note 2 — Significant Accounting Policies. These securities have limited trading volume and are not listed on a national exchange.

8.	Derivative Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification, below are the derivative instruments and hedging activities of the Company. See Note 2 — Significant Accounting Policies.

Option Contracts — Transactions in option contracts for the fiscal year ended November 30, 2010 were as follows:

	Number of
	Contracts	Premium

Put Options Purchased
Options outstanding at beginning of year	1,386	$89
Options purchased	1,000	21
Options expired	(2,386)	(110)

Options outstanding at end of year	—	$—

Call Options Written
Options outstanding at beginning of year	7,000	$584
Options written	63,417	6,327
Options subsequently repurchased(1)	(25,936)	(2,368)
Options exercised	(33,405)	(3,209)
Options expired	(1,526)	(87)

Options outstanding at end of year	9,550	$1,247

(1)	The price at which the Company subsequently repurchased the options was $870, which resulted in a realized gain of $1,498.

Interest Rate Swap Contracts — The Company may enter into interest rate swap contracts to partially hedge itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in future interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Company’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction or that

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)

the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early, then the Company could be required to make a termination payment. As of November 30, 2010, the Company did not have any interest rate swap contracts outstanding.

The following table sets forth the fair value of the Company’s derivative instruments on the Statement of Assets and Liabilities.

Derivatives Not Accounted for as		Fair Value as of
Hedging Instruments	Statement of Assets and Liabilities Location	November 30, 2010

Call options	Call option contracts written	$822

The following table sets forth the effect of the Company’s derivative instruments on the Statement of Operations.

		For the Fiscal Year
		Ended November 30, 2010
			Change in
		Net Realized	Unrealized
	Location of Gains/(Losses) on	Gains/(Losses) on	Gains/(Losses) on
	Derivatives	Derivatives	Derivatives
Derivatives Not Accounted for as	Recognized in	Recognized in	Recognized in
Hedging Instruments	Income	Income	Income

Put options	Options	$(111)	$75
Call options	Options	1,586	1,232
Interest rate swap contracts	Interest rate swap contracts	(664)	205

		$811	$1,512

9.	Investment Transactions

For the fiscal year ended November 30, 2010, the Company purchased and sold securities in the amounts of $1,117,089 and $414,822 (excluding short-term investments, options and interest rate swaps), respectively.

10.	Revolving Credit Facility

On June 11, 2010, the Company entered into a new $100,000 unsecured revolving credit facility (the “Credit Facility”) with a syndicate of lenders. The Credit Facility has a three-year commitment maturing on June 11, 2013. The interest rate may vary between LIBOR plus 1.75% to LIBOR plus 3.00%, depending on the Company’s asset coverage ratios. Outstanding loan balances will accrue interest daily at a rate equal to one-month LIBOR plus 1.75% based on current asset coverage ratios. The Company will pay a fee of 0.40% on any unused amounts of the Credit Facility. See Financial Highlights for the Company’s asset coverage ratios under the 1940 Act.

For the fiscal year ended November 30, 2010, the average amount outstanding under the Credit Facility was $26,511 with a weighted average interest rate of 2.61%. As of November 30, 2010, the Company had no outstanding borrowings on the Credit Facility.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)

11.	Senior Unsecured Notes

At November 30, 2010 , the Company had $620,000, aggregate principal amount, of senior unsecured fixed and floating rate notes (the “Senior Unsecured Notes”) outstanding.

The table below sets forth the key terms of each series of the Senior Unsecured Notes.

	Principal		Principal	Estimated Fair
	Outstanding,		Outstanding,	Value,
	November 30,	Principal	November 30,	November 30,	Fixed/Floating
Series	2009	Issued	2010	2010	Interest Rate	Maturity

G	$75,000	—	$75,000	$77,700	5.645%	6/19/2011
I	60,000	—	60,000	64,300	5.847%	6/19/2012
K	125,000	—	125,000	137,900	5.991%	6/19/2013
M	60,000	—	60,000	64,200	4.560%	11/4/2014
N	50,000	—	50,000	50,300	3-month LIBOR + 185 bps	11/4/2014
O	—	$65,000	65,000	68,800	4.210%	5/7/2015
P	—	45,000	45,000	45,200	3-month LIBOR + 160 bps	5/7/2015
Q	—	15,000	15,000	15,100	3.230%	11/9/2015
R	—	25,000	25,000	24,900	3.730%	11/9/2017
S	—	60,000	60,000	59,800	4.400%	11/9/2020
T	—	40,000	40,000	40,300	4.500%	11/9/2022

	$370,000	$250,000	$620,000	$648,500

Holders of the fixed rate Senior Unsecured Notes (Series G, Series I, Series K, Series M, Series O, Series Q, Series R, Series S, and Series T ) are entitled to receive cash interest payments semi-annually (on June 19 and December 19) at the fixed rate. Holders of the floating rate Senior Unsecured Notes (Series N and Series P) are entitled to receive cash interest payments quarterly (on March 19, June 19, September 19 and December 19) at the floating rate equal to 3-month LIBOR plus 1.85% and 3-month LIBOR plus 1.60%, respectively. During the period, the average principal balance outstanding was $441,123 with a weighted average interest rate of 4.88%.

The Senior Unsecured Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Senior Unsecured Notes contain various covenants related to other indebtedness, liens and limits on the Company’s overall leverage. Under the 1940 Act and the terms of the Senior Unsecured Notes, the Company may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Senior Unsecured Notes would be less than 300%.

The Senior Unsecured Notes are redeemable in certain circumstances at the option of the Company. The Senior Unsecured Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Company fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Company’s rating agency guidelines in a timely manner.

The Senior Unsecured Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)

At November 30, 2010, the Company was in compliance with all covenants under the Senior Unsecured Notes agreements.

12.	Preferred Stock

At November 30, 2010, the Company had 6,400,000 shares of mandatory redeemable preferred stock outstanding, with a liquidation value of $160,000.

The table below sets forth the key terms of each series of the mandatory redeemable preferred stock.

			Estimated Fair
			Value,
		Liquidation	November 30,		Mandatory
Series	Shares(1)	Value	2010	Rate	Redemption Date

A	4,400,000	$110,000	$117,300	5.57%	5/7/2017
B	320,000	8,000	8,000	4.53%	11/9/2017
C	1,680,000	42,000	42,000	5.20%	11/9/2020

	6,400,000	$160,000	$167,300

(1)	Each share has a $25 liquidation value.

Holders of the mandatory redeemable preferred stock are entitled to receive cumulative cash distribution payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30). If the rating provided by Fitch Ratings falls below A (or the equivalent rating of another nationally recognized agency), the annual distribution rate on the mandatory redeemable preferred stock will increase between 0.5% and 4.0%, depending on the rating. The annual distribution rate will increase by 4.0% if no ratings are maintained and the distribution rate will increase by 5.0% if the Company fails to make quarterly distribution or certain other payments.

The mandatory redeemable preferred stock rank senior to all of the Company’s outstanding common shares and on parity with any other preferred stock. The mandatory redeemable preferred stock is redeemable in certain circumstances at the option of the Company and are also subject to a mandatory redemption if the Company fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Company’s rating agency guidelines.

Under the terms of the mandatory redeemable preferred stock, the Company may not declare dividends or pay other distributions on shares of common stock or purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225%.

The holders of the mandatory redeemable preferred stock have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of mandatory redeemable preferred stock or the holders of common stock. The holders of the mandatory redeemable preferred stock, voting separately as a single class, have the right to elect at least two directors of the Company.

At November 30, 2010, the Company was in compliance with the asset coverage and basic maintenance requirements of its mandatory redeemable preferred stock.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)

13.	Common Stock

The Company has 199,990,000 shares of common stock authorized and 68,471,401 shares outstanding at November 30, 2010. As of that date, KACALP owned 4,000 shares. Transactions in common shares for the fiscal year ended November 30, 2010 were as follows:

Shares outstanding at November 30, 2009	51,579,541
Shares issued through reinvestment of distributions	1,045,210
Shares issued in connection with offerings of common stock(1)	15,846,650

Shares outstanding at November 30, 2010	68,471,401

(1)	On January 20, 2010, the Company closed its public offering of 6,291,600 shares of common stock at a price of $23.61 per share. Total net proceeds from the offering were $142,431 and were used by the Company to make additional portfolio investments that are consistent with the Company’s investment objective, and for general corporate purposes.

On June 10 and June 15, 2010, the Company completed two private placements of unregistered common stock to members of senior management of Magellan Midstream Partners, L.P. (“MMP”) and Inergy Holdings, L.P (“NRGP”), respectively. The Company issued a total of 1,511,173 shares at an average price of $23.90 per share. Simultaneous with the issuance of the Company’s common stock, the Company purchased $35,000 of NRGP common units and $9,862 of MMP common units owned by such members of senior management.

On August 11, 2010, the Company closed its public offering of 7,250,000 shares of common stock at a price of $26.30 per share. Total net proceeds from the offering were $182,921 and were used by the Company to make additional portfolio investments that are consistent with the Company’s investment objective, and for general corporate purposes.

14.	Subsequent Events

On December 15, 2010, the Company declared its quarterly distribution of $0.485 per common share for the period September 1, 2010 through November 30, 2010 for a total of $33,209. The distribution was paid on January 14, 2011 to stockholders of record on January 5, 2011. Of this total, pursuant to the Company’s dividend reinvestment plan, $6,933 was reinvested into the Company through the issuance of 242,080 shares of common stock.

KAYNE ANDERSON MLP INVESTMENT COMPANY
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Kayne Anderson MLP Investment Company

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets applicable to common stockholders and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Kayne Anderson MLP Investment Company (the “Company”) at November 30, 2010, and the results of its operations and its cash flows for the year then ended, the changes in its net assets applicable to common stockholders for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Los Angeles, California
January 31, 2011

KAYNE ANDERSON MLP INVESTMENT COMPANY
PRIVACY POLICY NOTICE
(UNAUDITED)
Rev. 01/2011

FACTS	WHAT DOES KAYNE ANDERSON MLP INVESTMENT COMPANY (“KYN”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and account balances
■ Payment history and transaction history
■ Account transactions and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons KYN chooses to share; and whether you can limit this sharing.

Can you limit
Reasons we can share your personal information	Does KYN share?	this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes — to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Call 877-657-3863 or go to http://www.kaynefunds.com

KAYNE ANDERSON MLP INVESTMENT COMPANY
PRIVACY POLICY NOTICE
(UNAUDITED)

Who we are

Who is providing this notice?	KYN

What we do

How does KYN protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Access to your personal information is on a need-to-know basis. KYN has adopted internal policies to protect your non-public personal information.

How does KYN collect my personal information?	We collect your personal information, for example, when you
■ Open an account or provide account information
■ Buy securities from us or make a wire transfer
■ Give us your contact information
We also collect your personal information from other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ KYN does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
■ KYN does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
■ KYN does not jointly market.

Other important information

None.

KAYNE ANDERSON MLP INVESTMENT COMPANY
DIVIDEND REINVESTMENT PLAN
(UNAUDITED)

Kayne Anderson MLP Investment Company, a Maryland corporation (the “Company”), hereby adopts the following plan (the “Plan”) with respect to distributions declared by its Board of Directors (the “Board”) on shares of its Common Stock:

1. Unless a stockholder specifically elects to receive cash as set forth below, all distributions hereafter declared by the Board shall be payable in shares of the Common Stock of the Company, and no action shall be required on such stockholder’s part to receive a distribution in stock.

2. Such distributions shall be payable on such date or dates as may be fixed from time to time by the Board to stockholders of record at the close of business on the record date(s) established by the Board for the distribution involved.

3. The Company may use newly-issued shares of its Common Stock or purchase shares in the open market in connection with the implementation of the plan. The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of the Company’s Common Stock one day prior to the dividend payment date.

4. The Board may, in its sole discretion, instruct the Company to purchase shares of its Common Stock in the open market in connection with the implementation of the Plan as follows: If the Company’s Common Stock is trading below net asset value at the time of valuation, upon notice from the Company, the Plan Administrator (as defined below) will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the Participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Company to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. These remaining shares will be issued by the Company at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price.

5. In a case where the Plan Administrator has terminated open market purchases and caused the issuance of remaining shares by the Company, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market, including brokerage commissions, and the price at which the Company issues the remaining shares. To the extent that the Plan Administrator is unable to terminate purchases in the open market before the Plan Administrator has completed its purchases, or remaining shares cannot be issued by the Company because the Company declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the shares, the average share purchase price paid by the Plan Administrator may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company.

6. A stockholder may, however, elect to receive his or its distributions in cash. To exercise this option, such stockholder shall notify American Stock Transfer & Trust Company, the plan administrator and the Company’s transfer agent and registrar (collectively the “Plan Administrator”), in writing so that such notice is received by the Plan Administrator no later than the record date fixed by the Board for the distribution involved.

7. The Plan Administrator will set up an account for shares acquired pursuant to the Plan for each stockholder who has not so elected to receive dividends and distributions in cash (each, a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. Upon request by a Participant, received no later than three (3) days prior to the payable date, the Plan Administrator will, instead of crediting shares to and/or carrying shares in a Participant’s account, issue, without charge to the Participant, a certificate registered in the Participant’s name for the number of whole shares payable to the Participant and a check for any fractional share less a broker commission on the sale of such fractional shares. If a request to terminate a

KAYNE ANDERSON MLP INVESTMENT COMPANY
DIVIDEND REINVESTMENT PLAN
(UNAUDITED)

Participant’s participation in the Plan is received less than three (3) days before the payable date, dividends and distributions for that payable date will be reinvested. However, subsequent dividends and distributions will be paid to the Participant in cash.

8. The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable but not later than ten (10) business days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Common Stock of the Company, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the market value of the Company’s shares at the time of termination.

9. The Plan Administrator will forward to each Participant any Company related proxy solicitation materials and each Company report or other communication to stockholders, and will vote any shares held by it under the Plan in accordance with the instructions set forth on proxies returned by Participants to the Company.

10. In the event that the Company makes available to its stockholders rights to purchase additional shares or other securities, the shares held by the Plan Administrator for each Participant under the Plan will be added to any other shares held by the Participant in certificated form in calculating the number of rights to be issued to the Participant.

11. The Plan Administrator’s service fee, if any, and expenses for administering the Plan will be paid for by the Company.

12. Each Participant may terminate his or its account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.amstock.com, by filling out the transaction request form located at the bottom of the Participant’s Statement and sending it to American Stock Transfer and Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Administrator at (888) 888-0317. Such termination will be effective immediately. The Plan may be terminated by the Company upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Company. Upon any termination, the Plan Administrator will cause a certificate or certificates to be issued for the full shares held for the Participant under the Plan and a cash adjustment for any fractional share to be delivered to the Participant without charge to the Participant. If a Participant elects by his or its written notice to the Plan Administrator in advance of termination to have the Plan Administrator sell part or all of his or its shares and remit the proceeds to the Participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

13. These terms and conditions may be amended or supplemented by the Company at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of his or its account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving dividends and distributions, the Company will be authorized to pay to such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the Company held in the

KAYNE ANDERSON MLP INVESTMENT COMPANY
DIVIDEND REINVESTMENT PLAN
(UNAUDITED)

Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

14. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

15. These terms and conditions shall be governed by the laws of the State of Maryland.

Adopted: September 27, 2004
Amended: December 13, 2005
Amended: March 12, 2009

KAYNE ANDERSON MLP INVESTMENT COMPANY
INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE
(UNAUDITED)

The Company’s Board of Directors has approved the continuation of the Company’s Investment Management Agreement (the “Agreement”) with KA Fund Advisors, LLC (the “Adviser”) for an additional one-year term.

During the course of each year and in connection with its consideration of the Agreement, the Board of Directors received various written materials from the Adviser, including (i) information on the advisory personnel of the Adviser; (ii) information on the internal compliance procedures of the Adviser; (iii) comparative information showing how the Company’s proposed fee schedule compares to other registered investment companies that follow investment strategies similar to those of the Company; (iv) information regarding brokerage and portfolio transactions; (v) comparative information showing how the Company’s performance compares to other registered investment companies that follow investment strategies similar to those of the Company; and (vi) information on any legal proceedings or regulatory audits or investigations affecting the Adviser.

After receiving and reviewing these materials, the Board of Directors, at an in-person meeting called for such purpose, discussed the terms of the Agreement. Representatives from the Adviser attended the meeting and presented additional oral and written information to the Board of Directors to assist in its considerations. The Adviser also discussed its expected profitability from its relationship with the Company under the Agreement. The Directors who are not parties to the Agreement or “interested persons” (as defined in the 1940 Act) of any such party (the “Independent Directors”) also met in executive session to further discuss the terms of the Agreement and the information provided by the Adviser.

The Independent Directors reviewed various factors, detailed information provided by the Adviser at the meeting and at other times throughout the year, and other relevant information and factors including the following, no single factor of which was dispositive in their decision whether to approve the Agreement:

The nature, extent, and quality of the services to be provided by the Adviser

The Independent Directors considered the scope and quality of services that have been provided by the Adviser under the Agreement. The Independent Directors considered the quality of the investment research capabilities of the Adviser and the other resources the Adviser has dedicated to performing services for the Company, including the increase in employees dedicated by the Adviser to the Company. The quality of other services, including the Adviser’s assistance in the coordination of the activities of some of the Company’s other service providers, the provision of administrative services by the Adviser, capital raising for the Company, the call strategy used and the responsible handling of the leverage target, also was considered. The Independent Directors also considered the nature and quality of the services provided by the Adviser to the Company in light of their experience as Directors of the Company and another investment company managed by the Adviser, their confidence in the Adviser’s integrity and competence gained from that experience and the Adviser’s responsiveness to questions, concerns or requests for information raised or made by them in the past. The Independent Directors noted the high quality of services provided by the Adviser in the wake of past market turbulence and the Adviser’s efforts to maximize returns. The Independent Directors concluded that the Adviser has the quality and depth of personnel and investment methods essential to performing its duties under the Agreement and that the nature and the proposed cost of such advisory services are fair and reasonable in light of the services provided.

The Company’s performance under the management of the Adviser

The Independent Directors reviewed information pertaining to the performance of the Company. This data compared the Company’s performance to the performance of certain other registered investment companies that follow investment strategies similar to those of the Company as well as specialized and more general market indexes. The comparative information showed that the performance of the Company compares favorably to other similar funds. The Independent Directors also considered the fact that the Company has historically outperformed its benchmark for a majority of the relevant periods. Based upon their review, the Independent Directors concluded that the Company’s investment performance over time has been consistently above average compared to other closed-end funds that focus on investments in energy-related master limited partnerships. The Independent

KAYNE ANDERSON MLP INVESTMENT COMPANY
INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE
(UNAUDITED)

Directors noted that in addition to the information received for this meeting, the Independent Directors also receive detailed performance information for the Company at each regular Board of Directors meeting during the year. The Independent Directors considered the investment performance of another investment company managed by the Adviser but did not consider the performance of other accounts of the Adviser as there were no accounts similar enough to be relevant. The Independent Directors then noted that they were supportive of the Adviser’s efforts to increase distributions to stockholders in the future.

The costs of the services to be provided by the Adviser and the profits to be realized by the Adviser and its affiliates from the relationship with the Company

The Independent Directors considered the profitability of the services provided by the Adviser, recognizing that it is difficult to make comparisons of profitability from investment advisory contracts. The Independent Directors considered that the Adviser’s relationship with the Company is one of its significant sources of revenue. The Independent Directors considered certain benefits the Adviser realizes due to its relationship with the Company. In particular, they noted that the Adviser has soft dollar arrangements under which certain brokers may provide industry research to the Adviser’s portfolio managers through the use of a portion of the brokerage commissions generated from the Adviser’s trading activities on behalf of the Company. The Independent Directors acknowledged that the Company’s stockholders also benefit from these soft dollar arrangements because the Adviser is able to receive this research, which is used in the management of the Company’s portfolio, by aggregating securities trades.

The Independent Directors also considered the Company’s management fee under the Agreement in comparison to the management fees of funds within the Company’s peer group and believed such comparisons to be acceptable to the Company. The Adviser’s successful handling of the past market downturn and related leverage challenges, the administrative burden resulting from the Company’s tax complexities and the Company’s focus on private investments were also noted by the Independent Directors as relevant considerations in evaluating the reasonableness of the management fee. Based on those comparisons, the Independent Directors concluded that the management fee remains reasonable.

The extent to which economies of scale would be realized as the Company grows and whether fee levels reflect these economies of scale for the benefit of stockholders

The Independent Directors also considered possible economies of scale that the Adviser could achieve in its management of the Company. They considered the anticipated asset levels of the Company, the information provided by the Adviser relating to its estimated costs, and information comparing the fee rate to be charged by the Adviser with fee rates charged by other unaffiliated investment advisers to their investment company clients. The Independent Directors also considered the Adviser’s commitment to retaining its current professional staff in a competitive environment for investment professionals. The Independent Directors concluded that the fee structure was reasonable in view of the information provided by the Adviser. The Independent Directors also noted that the fee structure currently does not provide for a sharing of any economies of scale that might be experienced from substantial future growth of the Company. The Independent Directors then noted that they would monitor and review further growth of the Company in order to remain comfortable with any applicable future economies of scale.

Based on the review of the Board of Directors of the Company, including their consideration of each of the factors discussed above and the materials requested from and provided by the Adviser, the Board concluded, in agreement with the recommendation of the Independent Directors, that the Company and its stockholders received reasonable value in return for the advisory fees and other amounts paid to the Adviser by the Company under the Agreement, that stockholders could expect to receive reasonable value in return for the advisory fees and other amounts proposed to be paid to the Adviser by the Company under the Agreement and that approval of the continuation of the Agreement was in the best interests of stockholders of the Company.

KAYNE ANDERSON MLP INVESTMENT COMPANY
INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS
(UNAUDITED)

Independent Directors(1)

Position(s)
Held with
	Company, Term of		Other Directorships Held by
Name,	Office/Time of	Principal Occupations	Director/Officer During
(Year Born)	Service	During Past Five Years	Past Five Years

Anne K. Costin (born 1950)	Director. 3-year term (until the 2013 Annual Meeting of Stockholders). Served since inception.	Professor at the Amsterdam Institute of Finance. Adjunct Professor in the Finance and Economics Department of Columbia University Graduate School of Business in New York from 2004 through 2007. As of March 1, 2005, Ms. Costin retired after a 28-year career at Citigroup. During the last five years, Ms. Costin was Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division.	• Kayne Anderson Energy Total Return Fund, Inc. (“KYE”)

Steven C. Good (born 1942)	Director. 3-year term (until the 2012 Annual Meeting of Stockholders). Served since inception.	Senior partner at JH Cohn LLP (formerly Good Swartz Brown & Berns LLP), which offers accounting, tax and business advisory services to middle market private and publicly-traded companies, their owners and their management. Founded Block, Good and Gagerman in 1976, which later evolved in stages into Good Swartz Brown & Berns LLP.	• KYE • OSI Systems, Inc. (specialized electronic products)/i

Gerald I. Isenberg (born 1940)	Director. 3-year term (until the 2011 Annual Meeting of Stockholders). Served since 2005.	Professor Emeritus at the University of Southern California School of Cinema-Television since 2007. Chief Financial Officer of Teeccino Caffe Inc., a privately owned beverage manufacturer and distributor. Board member of Kayne Anderson Rudnick Mutual Funds(2) from 1998 to 2002.
•   KYE

•   Teeccino Caffe Inc. (beverage manufacturer and distributor)

•   Caucus for Television Producers, Writers & Directors Foundation (not-for-profit organization that provides grants to film students)

William H. Shea, Jr. (born 1954)	Director. 3-year term (until the 2013 Annual Meeting of Stockholders). Served since March 2008.	Chief Executive Officer of the general partner of Penn Virginia Resource Partners, L.P. (PVR) and Penn Virginia GP Holdings, L.P. (PVG), and President of the general partner of PVG, each since March 2010. Private investor from June 2007 to March 2010. From September 2000 to June 2007, President, Chief Executive Officer and Director (Chairman from May 2004 to June 2007) of Buckeye Partners L.P. (BPL) From May 2004 to June 2007, President, Chief Executive Officer and Chairman of Buckeye GP Holdings L.P. (BGH) and its predecessors.
•   KYE

•   Penn Virginia Corp. (oil and gas)

•   PVG (owns general partner of PVR)

•   PVR (coal and midstream MLP)

•   Niska Gas Storage Partners LLC (natural gas storage)

•   Gibson Energy ULC (midstream energy)

KAYNE ANDERSON MLP INVESTMENT COMPANY
INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS
(UNAUDITED)

Interested Director and Non-Director Officers

Position(s)
Held with
	Company, Term of		Other Directorships Held by
Name,	Office/Time of	Principal Occupations	Director/Officer During
(Year Born)	Service	During Past Five Years	Past Five Years

Kevin S. McCarthy(3) (born 1959)	Chairman of the Board of Directors, President and Chief Executive Officer. 3-year term as a director (until the 2012 Annual Meeting of Stockholders), elected annually as an officer. Served since inception.	Senior Managing Director of KACALP since June 2004 and of KAFA since 2006. President and Chief Executive Officer of Kayne Anderson Energy Total Return Fund, Inc. (“KYE”); Kaye Anderson Energy Development Company (“KED”); and Kayne Anderson Midstream/ Energy Fund, Inc. (“KMF”) since inception (KYE inception in 2005; KED inception in 2006; and KMF inception in 2010). Global Head of Energy at UBS Securities LLC from November 2000 to May 2004.
•   KYE

•   KED

•   KMF

•   Range Resources Corporation (oil and gas)

•   Direct Fuels Partners, L.P. (transmix refining and fuels distribution)

•   ProPetro Services, Inc. (oilfield services)

•   K-Sea Transportation Partners LP (shipping MLP)/

Terry A. Hart (born 1969)	Chief Financial Officer and Treasurer. Elected annually. Served since December 2005.	Chief Financial Officer and Treasurer of KYE since December 2005 of KED since September 2006; and of KMF since November 2010. Director of Structured Finance, Assistant Treasurer, Senior Vice President and Controller of Dynegy, Inc. from 2000 to 2005.	None

David J. Shladovsky (born 1960)	Secretary and Chief Compliance Officer. Elected annually. Served since inception.	Managing Director and General Counsel of KACALP since 1997 and of KAFA since 2006. Secretary and Chief Compliance Officer of KYE since 2005; of KED since 2006; and of KMF since November 2010.	None

J.C. Frey (born 1968)	Executive Vice President, Assistant Treasurer and Assistant Secretary. Elected annually. Served as Assistant Treasurer and Assistant Secretary since inception; served as Executive Vice President since June 2008.	Senior Managing Director of KACALP since 2004 and of KAFA since 2006, and Managing Director of KACALP since 2000. Portfolio Manager of KACALP since 2000, Portfolio Manager, Vice President, Assistant Secretary and Assistant Treasurer of KYE since 2005 and of KED since 2006. Executive Vice President of KYE and KED since June 2008 and of KMF since November 2010.	None

James C. Baker (born 1972)	Executive Vice President. Elected annually. Served as Vice President from June 2005 to June 2008; served as Executive Vice President since June 2008.	Senior Managing Director of KACALP and KAFA since February 2008, Managing Director of KACALP and KAFA since December 2004 and 2006, respectively. Vice President of KYE from 2005 to 2008 and of KED from 2006 to 2008, and Executive Vice President of KYE and KED since June 2008 and of KMF since November 2010.	• ProPetro Services, Inc. (oilfield services) • Petris Technology, Inc. (data management for energy companies) • K-Sea Transportation Partners LP (shipping MLP)

(1)	Each Director oversees two registered investment companies in the fund complex.

(2)	The investment adviser to the Kayne Anderson Rudnick Mutual Funds was formerly an affiliate of KACALP.

(3)	Mr. McCarthy is an “interested person” of Kayne Anderson MLP Investment Company (“the Company”) by virtue of his employment relationship with KAFA, investment adviser of the Company.

Additional information regarding the Company’s directors is contained in the Company’s Statement of Additional Information, the most recent version of which can be found on the Company’s website at www.kaynefunds.com or is available without charge, upon request, by calling (877) 657-3863/MLP-FUND.

KAYNE ANDERSON MLP INVESTMENT COMPANY
ANNUAL CERTIFICATION
(UNAUDITED)

The Company’s Chief Executive Officer has filed an annual certification with the NYSE that, as of the date of the certification, he was unaware of any violation by the Company of the NYSE’s corporate governance listing standards.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION
(UNAUDITED)

The policies and procedures that the Company uses to determine how to vote proxies relating to its portfolio securities are available:

•	without charge, upon request, by calling (877) 657-3863/MLP-FUND;

•	on the Company’s website, http://www.kaynefunds.com; and

•	on the website of the Securities and Exchange Commission, http://www.sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 657-3863/MLP-FUND, and on the SEC’s website at http://www.sec.gov (see Form N-PX).

The Company files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090. The Company also makes its Forms N-Q available on its website at http://www.kaynefunds.com.

SHARE REPURCHASE DISCLOSURE
(UNAUDITED)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Company may from time to time purchase shares of its common stock in the open market.

KAYNE ANDERSON MLP INVESTMENT COMPANY
RESULTS OF ANNUAL MEETING OF STOCKHOLDERS
(UNAUDITED)

On June 15, 2010, the Company held its annual meeting of stockholders where the following matters were approved by stockholders. As of the record date of May 10, 2010 (the “Record Date”), the Company had 58,355,112 outstanding shares of common stock and 4,400,000 outstanding shares of mandatory redeemable preferred stock, each of which was entitled to cast one vote. Represented in person or by proxy at this meeting were a total of 59,754,814 shares of common stock and mandatory redeemable preferred stock, constituting a quorum.

(i)	The election of Anne K. Costin and William H. Shea, Jr. as Class III directors, each to serve for a term of three years until the Company’s 2013 annual meeting of stockholders and until his or her successor is duly elected and qualified.

a.	The election of Ms. Costin required the affirmative vote of the holders of a majority of shares of the Company’s common stock and mandatory redeemable preferred stock outstanding as of the Record Date, voting together as a single class. On this matter, 58,593,395 shares were cast in favor, and 1,161,419 shares withheld authority in the election of Ms. Costin.

b.	The election of Mr. Shea required the affirmative vote of the holders of a majority of shares of the Company’s mandatory redeemable preferred stock outstanding as of the Record Date. On this matter, 4,000,000 shares were cast in favor, and no shares withheld authority in the election of Mr. Shea.

As a result of the vote on this matter, Anne K. Costin and William H. Shea, Jr were each elected to serve as directors of the Company for a 3-year term.

Gerald I. Isenberg continued as a director, and his term expires on the date of the 2011 annual meeting of stockholders; Steven C. Good and Kevin S. McCarthy continued as directors, and their terms expire on the date of the 2012 annual meeting of stockholders.

(ii)	The ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ended November 30, 2010.

Approval of this proposal required the affirmative vote of a majority of the votes cast by the holders of common stock and preferred stock outstanding as of the Record Date, voting together as a single class. For the purposes of determining whether the majority of the votes entitled to be cast by the common and preferred stockholders voting together as a single class has ratified PricewaterhouseCoopers LLP, each common share and each preferred share is entitled to one vote. For purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

On this matter, 59,243,573 shares were cast in favor, 236,008 shares were cast against, 1,555,236 shares abstained, and there were no broker non-votes.

As a result of the vote on this matter, the proposal has been approved.

(iii)	The approval of a proposal to authorize the Company to sell shares of its common stock at a net price less than net asset value per share, so long as the gross price (before underwriting fees and offering expenses) is above net asset value per share, effective for a period expiring on the date of the Company’s 2011 annual meeting of stockholders. Approval of this proposal required both of the following:

a.	The affirmative vote of a majority of all common stockholders of record as of the Record Date. For the purpose of determining whether a majority of the common stockholders of record approved this proposal, abstentions and broker non-votes, if any, will have the effect of a vote against this proposal. With respect to this requirement, 10 holders of common stock voted in favor, 3 holders of common stock voted against, 1 holder of common stock abstained, and there were no broker non-votes out of 32 total common stock holders.

b.	The affirmative vote of a majority of the votes cast by the holders of common stock and mandatory redeemable preferred stock outstanding as of the Record Date, voting together as a single class. For the purpose of determining whether a majority of votes cast approved this proposal, abstentions and broker non-votes, if any, will have no effect on the outcome. With respect to this requirement, 22,897,213 shares were cast in favor, 3,114,163 shares were cast against, 452,324 shares abstained, and there were 33,291,114 broker non-votes.

As a result of the vote on this matter, the proposal was not approved.

Directors and Corporate Officers
Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer
Anne K. Costin	Director
Steven C. Good	Director
Gerald I. Isenberg	Director
William H. Shea, Jr.	Director
Terry A. Hart	Chief Financial Officer and Treasurer
David J. Shladovsky	Chief Compliance Officer and Secretary
J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer
James C. Baker	Executive Vice President

Investment Adviser	Administrator
KA Fund Advisors, LLC. 717 Texas Avenue, Suite 3100 Houston, TX 77002	Ultimus Fund Solutions, LLC 350 Jericho Turnpike, Suite 206 Jericho, NY 11753

1800 Avenue of the Stars, Second Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company 59 Maiden Lane New York, NY 10038

Custodian	Independent Registered Public Accounting Firm
JPMorgan Chase Bank, N.A.	PricewaterhouseCoopers LLP
14201 North Dallas Parkway, Second Floor Dallas, TX 75254	350 South Grand Avenue Los Angeles, CA 90071

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP 55 Second Street, 24th Floor San Francisco, CA 94105

Please visit us on the web at http://www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.

Item 2. Code of Ethics.
(a) As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions.
(c) and (d) During the period covered by this report, there was no amendment to, and no waiver, including implicit waiver, was granted from, any provision of the Registrant’s code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions.
(f)(1) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit (EX-99.CODE ETH) a copy of its code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
(a)(1) The Registrant’s board of directors has determined that the Registrant has one audit committee financial expert serving on its audit committee.
(a)(2) The audit committee financial expert is Steven C. Good. Mr. Good is “independent” for purposes of this Item.
Item 4. Principal Accountant Fees and Services.
(a) through (d) The information in the table below is provided for professional services rendered to the Registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP, during the Registrant’s (a) last fiscal year ended November 30, 2010, and (b) fiscal year ended November 30, 2009.

	2010	2009
Audit Fees	$196,800	$214,000
Audit-Related Fees	80,500	40,000
Tax Fees	169,000	195,000
All Other Fees	—	—

Total	$446,300	$449,000

(e)(1) Audit Committee Pre-Approval Policies and Procedures.
Before the auditor is (i) engaged by the Registrant to render audit, audit related or permissible non-audit services to the Registrant or (ii) with respect to non-audit services to be provided by the auditor to the Registrant’s investment adviser or any entity in the investment Registrant complex, if the nature of the services provided relate directly to the operations or financial reporting of the Registrant, either: (a) the Audit Committee shall pre-approve such engagement; or (b) such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must be detailed as to the particular service and not involve any delegation of the Audit Committee’s responsibilities to the Registrant’s investment adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this provision be presented to the full Audit Committee at its next scheduled meeting. Under certain limited circumstances, pre-approvals are not required if certain de minimis thresholds are not exceeded, as such thresholds are set forth by the Audit Committee and in accordance with applicable Securities and Exchange Commission rules and regulations.
(e)(2) None of the services provided to the Registrant described in paragraphs (b) through (d) of this Item 4 were pre-approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.
(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant for the fiscal year ended November 30, 2010 was $169,000, and $195,000 for the fiscal year ended November 30, 2009. There were no non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years.
(h) No disclosures are required by this Item 4(h).
Item 5. Audit Committee of Listed Registrants.
The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). Steven C. Good (Chair), Gerald I. Isenberg and William H. Shea, Jr. are the members of the Registrant’s Audit Committee.
Item 6. Investments.
Please see the Schedule of Investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Registrant has delegated the voting of proxies relating to its voting securities to its investment adviser, KA Fund Advisors, LLC (the “Adviser”). The respective Proxy Voting Policies and Procedures of the Registrant and the Adviser are attached as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV hereto.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
(a)(1) As of November 30, 2010, the following individuals (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Registrant’s portfolio:
     Kevin S. McCarthy is the Registrant’s President, Chief Executive Officer and co-portfolio manager and has served as the President, Chief Executive Officer and co-portfolio manager of Kayne Anderson Energy Total Return Fund, Inc. (“KYE”) since May 2005, of Kayne Anderson Energy Development Company (“KED”) since September 2006 and of Kayne Anderson Midstream/Energy Fund, Inc. (“KMF”) since November 2010. Mr. McCarthy has served as a Senior Managing Director of Kayne Anderson Capital Advisors, L.P. (“KACALP”) since June 2004 and of the Adviser (collectively with KACALP, “Kayne Anderson”) since 2006. Prior to that, he was Global Head of Energy at UBS Securities LLC. In this role, he had senior responsibility for all of UBS’ energy investment banking activities. Mr. McCarthy was with UBS Securities from 2000 to 2004. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. He began his investment banking career in 1984. He earned a BA degree in Economics and Geology from Amherst College in 1981, and an MBA degree in Finance from the University of Pennsylvania’s Wharton School in 1984.
     J.C. Frey is the Registrant’s Executive Vice President, Assistant Secretary, Assistant Treasurer and co-portfolio manager and a Senior Managing Director of Kayne Anderson. He serves as portfolio manager of Kayne Anderson’s funds investing in MLP securities, including serving as a co-portfolio manager, Assistant Secretary and Assistant Treasurer of KYE since May 2005 and of KED since September 2006, Vice President of KYE from May 2005 through June 2008 and of KED from September 2006 through July 2008, Executive Vice President of KYE since June 2008 and of KED since July 2008 and Executive Vice President, Assistant Treasurer, Assistant Secretary and co-portfolio manager of KMF since November 2010. Mr. Frey began investing in MLPs on behalf of Kayne Anderson in 1998 and has served as portfolio manager of Kayne Anderson’s MLP funds since their inception in 2000. In addition to the closed-end funds, Mr. Frey manages approximately $2 billion in assets in MLPs and midstream companies and other Kayne Anderson funds. Prior to joining Kayne Anderson in 1997, Mr. Frey was a CPA and audit manager in KPMG Peat Marwick’s financial services group, specializing in banking and finance clients and loan securitizations. Mr. Frey graduated from Loyola Marymount University with a BS degree in Accounting in 1990. In 1991, he received a Master’s degree in Taxation from the University of Southern California.
(a)(2)(i) and (ii) Other Accounts Managed by Portfolio Managers:
The following table reflects information regarding accounts for which the Portfolio Managers have day-to-day management responsibilities (other than the Registrant). Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance, this information will be reflected in a separate table below. Information is shown as of November 30, 2010. Asset amounts are approximate and have been rounded.

Registered
	Investment Companies		Other Pooled
	(excluding the Registrant)		Investment Vehicles		Other Accounts
		Total Assets		Total Assets		Total Assets
	Number of	in the Accounts	Number of	in the Accounts	Number of	in the Accounts
Portfolio Manager	Accounts	($ in millions)	Accounts	($ in millions)	Accounts	($ in millions)
Kevin S. McCarthy	3	$2,053	0	N/A	0	N/A
J.C. Frey	3	$2,053	0	N/A	2	82
(a)(2)(iii) Other Accounts that Pay Performance-Based Advisory Fees Managed by Portfolio Managers:
The following table reflects information regarding accounts for which the Portfolio Managers have day-to-day management responsibilities (other than the Registrant) and with respect to which the advisory fee is based on the performance of the account. Information is shown as of November 30, 2010. Asset amounts are approximate and have been rounded.

Registered
	Investment Companies		Other Pooled
	(excluding the Registrant)		Investment Vehicles		Other Accounts
		Total Assets		Total Assets		Total Assets
	Number of	in the Accounts	Number of	in the Accounts	Number of	in the Accounts
Portfolio Manager	Accounts	($ in millions)	Accounts	($ in millions)	Accounts	($ in millions)
Kevin S. McCarthy	0	N/A	1	$149	0	N/A
J.C. Frey	0	N/A	13	$2,039	2	$44
(a)(2)(iv) Potential Material Conflicts of Interest:
Some of the other accounts managed by Messrs. McCarthy and Frey have investment strategies that are similar to those of the Registrant. However, Kayne Anderson manages potential conflicts of interest by allocating investment opportunities in accordance with its written allocation policies and procedures.
(a)(3) Compensation of Each Portfolio Manager, as of November 30, 2010:
Messrs. McCarthy and Frey are compensated by KACALP through partnership distributions from KACALP, based on the amount of assets they manage, and they receive a portion of the advisory fees applicable to those accounts, which, with respect to certain accounts, as noted above, are based in part on the performance of those accounts.
Additional benefits received by Messrs. McCarthy and Frey are normal and customary benefits provided by investment advisers.
(a)(4) As of November 30, 2010, the end of the Registrant’s most recently completed fiscal year, the dollar range of equity securities beneficially owned by each Portfolio Manager in the Registrant is shown below:

Kevin S. McCarthy: over $1,000,000
J.C. Frey: $500,001 - $1,000,000
Through their limited partnership interests in KACALP, which owns shares of Registrant’s common stock, Messrs. McCarthy and Frey could be deemed to also indirectly own a portion of Registrant’s securities.
(b) Not Applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10. Submission of Matters to a Vote of Security Holders.
None.
Item 11. Controls and Procedures.
(a) The Registrant’s principal executive and principal financial officers have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)), as of a date within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures are effective, as of such date, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.
(b) The Registrant’s principal executive and principal financial officers are aware of no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
((a)(1) Code of Ethics attached hereto as EX-99.CODE ETH.
(a)(2) Separate certifications of Principal Executive and Principal Financial Officers pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.
(b) Certification of Principal Executive and Principal Financial Officers pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.
(99) Proxy Voting Policies of the Registrant attached hereto as EX-99.VOTEREG.
(99) Proxy Voting Policies of the Adviser attached hereto as EX-99.VOTEADV.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KAYNE ANDERSON MLP INVESTMENT COMPANY
Date: February 4, 2011	By:	/s/ Kevin S. McCarthy
Kevin S. McCarthy
Chairman of the Board of Directors, President and Chief Executive Officer

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Date: February 4, 2011	By:	/s/ Kevin S. McCarthy
Kevin S. McCarthy
Chairman of the Board of Directors, President and Chief Executive Officer

Date: February 4, 2011	By:	/s/ Terry A. Hart
Terry A. Hart
Chief Financial Officer and Treasurer

Exhibit Index
     (a)(1) Code of Ethics attached hereto as EX-99.CODE ETH.
     (a)(2) Separate certifications of Principal Executive and Principal Financial Officers pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.
     (b) Certification of Principal Executive and Principal Financial Officers pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.
     (99) Proxy Voting Policies of the Registrant attached hereto as EX-99.VOTEREG.
     (99) Proxy Voting Policies of the Adviser attached hereto as EX-99.VOTEADV.